                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant To Section 14(a) of the Securities
                              Exchange Act of 1934

FILED BY THE REGISTRANT                         [X]
FILED BY A PARTY OTHER THAN THE REGISTRANT      [ ]

CHECK THE APPROPRIATE BOX:
[ ]      PRELIMINARY PROXY STATEMENT
[ ]      CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY
           RULE 14A-6(E)(2))
[X]      DEFINITIVE PROXY STATEMENT
[ ]      DEFINITIVE ADDITIONAL MATERIALS
[ ]      SOLICITING MATERIAL PURSUANT TO SS.240.14A-12

                     AMERICAN ORIENTAL BIOENGINEERING, INC.
                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):
          [ ] No fee required
          [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
              0-11.

         (1) Title of each class of securities to which transaction applies:

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         (2) Aggregate number of securities to which transaction applies:

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         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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         (4) Proposed maximum aggregate value of transaction:

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         (5) Total fee paid:
         [ ] Fee previously paid with preliminary materials.

--------------------------------------------------------------------------------
         [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
         (1) Amount Previously Paid:

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         (2) Form, Schedule or Registration Statement No.:

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         (3)  Filing Party:

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         (4)  Date Filed:

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

                     AMERICAN ORIENTAL BIOENGINEERING, INC.

                                485 NAN ZHI ROAD
                                DAO WAI DISTRICT
                   HARBIN, PEOPLE'S REPUBLIC OF CHINA, 150056

                   ------------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON NOVEMBER 21, 2006

                   ------------------------------------------

TO THE STOCKHOLDERS OF AMERICAN ORIENTAL BIOENGINEERING, INC:

         The Annual Meeting of the Stockholders of American Oriental Bioengineering, Inc., a Nevada corporation (the "COMPANY", "AOBO", "WE", "US" or "OUR"), will be held on November 21, 2006, at 6:00 a.m. (local time), at 485 Nan Zhi Road, Dao Wai District, Harbin, People's Republic of China, 150056, for the following purposes:

              1. To elect eight (8) directors to the Board of Directors of the Company to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified;

              2. To ratify the appointment of Weinberg & Company, P.A. as the Company's independent auditors;

              3.   To approve a new 2006 Equity Incentive Plan; and

              4. To transact any other business as may properly be presented at the Annual Meeting or any adjournment or postponement thereof.

         Stockholders of record of the Company's common stock and series A preferred stock at the close of business on October 5, 2006 are entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof.

         Your attention is directed to the Proxy Statement accompanying this Notice for a more complete statement of matters to be considered at the Annual Meeting.

         All stockholders are cordially invited to attend the meeting. Whether or not you expect to attend, you are respectfully requested by the Board of Directors to sign, date and return the enclosed proxy promptly. Stockholders who execute proxies retain the right to revoke them at any time prior to the voting thereof. A return envelope is enclosed for your convenience.

         YOUR VOTE IS IMPORANT. YOU ARE REQUIRED TO CAREFULLY READ THE PROXY STATEMENT. PLEASE SIGN, DATE AND RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE.

                                      By Order of the Board of Directors,

                                      /s/ Shujun Liu
                                      --------------
                                      Shujun Liu
                                      Director and Chief Executive Officer


Dated: OCTOBER 17, 2006

                     AMERICAN ORIENTAL BIOENGINEERING, INC.

                                485 NAN ZHI ROAD
                                DAO WAI DISTRICT
                   HARBIN, PEOPLE'S REPUBLIC OF CHINA, 150056

                   ------------------------------------------

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON NOVEMBER 21, 2006

                   ------------------------------------------

                                  INTRODUCTION

         Your proxy is solicited by the Board of Directors of American Oriental Bioengineering, Inc., a Nevada corporation (the "COMPANY", "AOBO", "WE", "US" or "OUR"), for use at the Annual Meeting of Stockholders to be held on November 21, 2006, at 6:00 a.m. (local time), at 485 Nan Zhi Road, Dao Wai District, Harbin, People's Republic of China, 150056, for the following purposes:

              1. To elect eight (8) directors to the Board of Directors of the Company to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified;

              2. To ratify the appointment of Weinberg & Company, P.A. as the Company's independent auditors;

              3.   To approve a new 2006 Equity Incentive Plan; and

              4. To transact any other business as may properly be presented at the Annual Meeting or any adjournment or postponement thereof.

         The Board of Directors has set October 5, 2006, as the record date (the "RECORD DATE") to determine those holders of common stock, par value $0.001 per share, of the Company ("COMMON STOCK") and series A preferred Stock, par value $0.001 per share ("SERIES A PREFERRED STOCK") who are entitled to notice of, and to vote at, the Annual Meeting. A list of the stockholders entitled to vote at the meeting may be examined at the Company's office during the 10-day period preceding the meeting.

         The Company expects that the Notice of Annual Meeting, Proxy Statement and form of proxy will first be mailed to stockholders on or about October 20, 2006.

                        GENERAL INFORMATION ABOUT VOTING

WHO CAN VOTE?

         You can vote your shares of Common Stock and Series A Preferred Stock if our records show that you owned the shares on the Record Date. As of the close of business on the Record Date, a total of 63,865,788 shares of Common Stock and 1,000,000 shares of Series A Preferred Stock are entitled to vote at the Annual Meeting. Each share of Common Stock is entitled to one vote on matters presented at the Annual Meeting. The holder of the Series A Preferred Stock is entitled to an aggregate of 21,288,596 votes, representing 25% of the combined voting power of all of the Company's Common Stock and Preferred Stock.

HOW DO I VOTE BY PROXY?

         Follow the instructions on the enclosed proxy card to vote on each proposal to be considered at the Annual Meeting. Sign and date the proxy card and mail it back to us in the enclosed envelope.

         The enclosed proxy, when properly signed and returned to the Company, will be voted by the proxy holders at the Annual Meeting as directed by the proxy. Proxies which are signed by stockholders but which lack any such specification will be voted in favor of the proposals set forth in the Notice of Annual Meeting.

WHAT IF OTHER MATTERS COME UP AT THE ANNUAL MEETING?

         The matters described in this proxy statement are the only matters we know of that will be voted on at the Annual Meeting. If other matters are properly presented at the meeting, the proxy holders will vote your shares as they see fit.

CAN I CHANGE MY VOTE AFTER I RETURN MY PROXY CARD?

         Yes. You may revoke your proxy card at any time before its exercise at the Annual Meeting by giving our Secretary, a written notice revoking your proxy card, or a duly executed proxy bearing a later date, or by attendance at the Annual Meeting and electing to vote in person.

CAN I VOTE IN PERSON AT THE ANNUAL MEETING RATHER THAN BY COMPLETING THE PROXY CARD?

         Although we encourage you to complete and return the proxy card to ensure that your vote is counted, you can attend the Annual Meeting and vote your shares in person.

HOW ARE VOTES COUNTED?

         We will hold the Annual Meeting if holders of the total voting power of the shares of Common Stock and Series A Preferred Stock entitled to vote in person or by proxy either sign and return their proxy cards or attend the meeting. If you sign and return your proxy card, your shares will be counted to determine whether we have a quorum even if you abstain or fail to vote on any of the proposals listed on the proxy card. The election of directors under proposal 1 will be by the affirmative vote of a plurality of the shares of Common Stock and Series A Preferred Stock, represented in person or by proxy at the Annual Meeting. Proposals 2 and 3 shall be approved upon the vote of a majority of shares present in person or represented by proxy at the meeting. An abstention with respect to Proposal 2 or Proposal 3, will have the effect of a vote "AGAINST" such proposal. Unless otherwise stated, the enclosed proxy will be voted in accordance with the instructions thereon.

         Brokers holding shares of the Common Stock in street name who do not receive instructions from the beneficial owners of those shares are entitled to vote on "ROUTINE" proposals such as the election of directors and the ratification of the Company's independent auditors. Under The American Stock Exchange rules, however, brokers who do not receive instructions from the beneficial owners of such shares are not entitled to vote on "NON-ROUTINE" proposals such as the 2006 equity incentive plan and will, therefore, have no legal effect on the vote of that particular matter. This is called a "BROKER NON-VOTE."

WHO PAYS FOR THIS PROXY SOLICITATION?

         We do. In addition to sending you these materials, some of our employees may contact you by telephone, by mail, by fax, by email, or in person. None of these employees will receive any extra compensation for doing this.

WHY IS AOBO SEEKING STOCKHOLDER APPROVAL FOR THESE PROPOSALS?

         PROPOSAL NO. 1: The General Corporations Law of Nevada and The American Stock Exchange require corporations to hold elections for directors each year.

         PROPOSAL NO. 2: The Company appointed Weinberg & Company, P.A. to serve as the Company's independent auditors for the 2006 fiscal year. The Company elects to have its stockholders ratify such appointment.

         PROPOSAL NO. 3: The Company's board of directors has adopted a 2006 Equity Incentive Plan and must obtain stockholder approval of such plan in order for the Company to issue incentive stock options under such plan.

                      OUTSTANDING SHARES AND VOTING RIGHTS

         Stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment or postponement thereof, are stockholders of record at the close of business on the Record Date. Persons who are not stockholders of record on the Record Date will not be allowed to vote at the Annual Meeting. At the close of business on the Record Date there were 63,865,788 shares of Common Stock and 1,000,000 shares of Series A Preferred Stock issued and outstanding. We have issued no other voting securities as of the Record Date. Each share of Common Stock is entitled to one (1) vote on each matter to be voted upon at the Annual Meeting. The holder of the Series A Preferred Stock is entitled to an aggregate of 21,288,596 votes, representing 25% of the combined voting power of all of the Company's Common Stock and Preferred Stock. Holders of Common Stock and Series A Preferred Stock are not entitled to cumulate their votes for the election of directors.

            DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

         Only one annual report and this proxy statement will be delivered to multiple stockholders sharing an address unless we have received contrary instructions from one or more of the stockholders. Upon written or oral request the Company will deliver a separate copy of the annual report and this proxy statement to a stockholder at a shared address to which a single copy of the annual report and proxy statement was delivered. If you wish to receive a separate copy of the annual report or this proxy statement, please notify the Company by calling or sending a letter to the Secretary of the Company, c/o American Oriental Bioengineering, Inc., at the Company's New York office located at 90 Park Avenue, 17th Floor, New York, NY 10016. The Company's telephone number at the New York location is (212) 786-7568.

                        SECURITY OWNERSHIP OF MANAGEMENT
                          AND CERTAIN BENEFICIAL OWNERS

         The following table sets forth as of October 5, 2006, the number of shares of our Common Stock and Series A Preferred Stock beneficially owned by
(i) each person who is known by us to be the beneficial owner of more than five percent of the Company's Common Stock and the Series A Preferred Stock; (ii) each director and nominee for election to the Board of Directors; (iii) each of the named executive officers in the Summary Compensation Table; and (iv) all directors and executive officers as a group. Unless otherwise indicated, the stockholders listed in the table have sole voting and investment power with respect to the shares indicated.

        ---------------------------------- --------------------------- ------------------------ ---------------------
                                                                        AMOUNT AND NATURE OF
                                                                        BENEFICIAL OWNERSHIP
              NAME AND ADDRESS (1)               TITLE OF CLASS                  (2)              PERCENT OF CLASS
        ---------------------------------- --------------------------- ------------------------ ---------------------

        Shujun Liu                             Common Stock                  15,946,356(3)              25.0%
        ---------------------------------- --------------------------- ------------------------ ---------------------

        Shujun Liu                         Series A Preferred Stock           1,000,000(4)               100%
        ---------------------------------- --------------------------- ------------------------ ---------------------

        Jun Min                                Common Stock                     908,719(5)               1.4%
        ---------------------------------- --------------------------- ------------------------ ---------------------

        Yanchun Li                             Common Stock                     762,941(6)               1.2%
        ---------------------------------- --------------------------- ------------------------ ---------------------

        Binsheng Li                            Common Stock                     292,441(7)                 *
        ---------------------------------- --------------------------- ------------------------ ---------------------

        Cosimo J. Patti                        Common Stock                      26,537(8)                 *
        ---------------------------------- --------------------------- ------------------------ ---------------------

        Xianmin Wang                           Common Stock                      22,316(9)                 *
        ---------------------------------- --------------------------- ------------------------ ---------------------

        Eileen Bridget Brody                   Common Stock                      21,552(10)                *
        ---------------------------------- --------------------------- ------------------------ ---------------------

        Lawrence S. Wizel                      Common Stock                           0                    *
        ---------------------------------- --------------------------- ------------------------ ---------------------

        JLF Asset Management (11)              Common Stock                   3,330,515(12)              5.2%
        ---------------------------------- --------------------------- ------------------------ ---------------------
        Morgan Stanley (13)                    Common Stock                   4,020,000(14)              6.3%
        ---------------------------------- --------------------------- ------------------------ ---------------------
        All executive officers and                                           17,980,862                 28.2%
        directors' ownership of Common
        Stock as a group (8 persons)
        ---------------------------------- --------------------------- ------------------------ ---------------------

         * Indicates less than one percent.

         (1) Unless otherwise indicated, the address of each holder is c/o American Oriental Bioengineering, Inc., 485 Nan Zhi Road, Dao Wai District, Harbin, People's Republic of China, 150056.

         (2) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to the shares shown. Except as indicated by footnote and subject to community property laws where applicable, to our knowledge, the stockholders named in the table have sole voting and investment power with respect to all Common Stock shares shown as beneficially owned by them. A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days upon the exercise of options, warrants or convertible securities (in any case, the "CURRENTLY EXERCISABLE OPTIONS"). Each beneficial owner's percentage ownership is determined by assuming that the Currently Exercisable Options that are held by such person (but not those held by any other person) have been exercised and converted.

         (3) Includes 37,485 Currently Exercisable Options.

         (4) Mr. Liu is the sole holder of the Series A Preferred Stock. With respect to the Series A Preferred Stock, Mr. Liu has voting power equal to approximately 25% of the combined voting power of the Company's common stock and preferred stock.

         (5) Includes 22,491 Currently Exercisable Options.

         (6) Includes 22,491 Currently Exercisable Options.

         (7) Includes 13,495 Currently Exercisable Options.

         (8) Includes 4,511 shares of common stock issuable to Mr. Patti for services previously rendered in 2005 and 2006. Until issued, Mr. Patti has no voting rights with respect to the 4,511 shares.

         (9) Represents shares of common stock issuable to Mr. Wang for services previously rendered in 2005 and 2006. Until issued, Mr. Wang has no voting rights with respect to the shares.

         (10) Represents shares of common stock issuable to Ms. Brody for services previously rendered in 2005 and 2006. Until issued, Ms. Brody has no voting rights with respect to the shares.

         (11) The address of the beneficial holder is 2775 Via de la Valle, Suite 204, Del Mar, CA 92014.

         (12) The information presented is derived from a Schedule 13F filed by the reporting person on August 10, 2006.

         (13) The address of the beneficial holder is 1585 Broadway, New York, New York 10036.

         (14) The information presented was provided to the Company by its transfer agent and reflects the shares owned of record by Morgan Stanley as of the record date. The Company has no current information as to whether Morgan Stanley has sole or shares voting and investment power with respect to the shares.

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

         The Board of Directors has nominated eight (8) persons to stand for election. If elected at the Annual Meeting, each nominee will hold office until the next Annual Meeting of Stockholders and until their successors are elected and qualified. Management expects that each of the nominees will be available for election, but if any of them is not a candidate at the time the election occurs, it is intended that such proxy will be voted for the election of another nominee to be designated by the Board of Directors to fill any such vacancy.

                                    NOMINEES

         Set forth below are the names, age and position of each nominee for director of the Company followed by a summary of each nominee's background and principal occupations.

             Name                 Age                     Title                    Director Since
-----------------------------     ---      ---------------------------------     -----------------
Shujun Liu                        53       Chief Executive Officer, Chairman     December 18, 2001
                                           and Director
Jun Min                           47       Vice President and Director           May 8, 2002
Yanchun "Lily" Li                 37       Acting Chief Financial Officer,       May 8, 2002
                                           Chief Operations Officer and
                                           Director
Li Binsheng                       42       Chief Accounting Officer and          May 8, 2002
                                           Director
Cosimo J. Patti(1)(2)(3)          56       Independent Director                  September 27, 2004
Xianmin Wang(1)(2)(3)             63       Independent Director                  January 1, 2005
Eileen Bridget Brody(1)(2)(3)     44       Independent Director                  June 22, 2005
Lawrence S. Wizel(1)(2)(3)        62       Independent Director                  August 21, 2006

(1) Serves as a member of the Audit Committee.
(2) Serves as a member of the Compensation Committee.
(3) Serves as a member of the Nominating Committee.

         Executive officers of the Company are appointed at the discretion of the Board of Directors with no fixed term. There are no family relationships between or among any of the executive officers or directors of the Company.

                         INFORMATION ABOUT THE NOMINEES

         SHUJUN "TONY" LIU - CHIEF EXECUTIVE OFFICER, DIRECTOR AND CHAIRMAN OF THE BOARD OF DIRECTORS. Mr. Liu holds an EMBA degree and is an experienced entrepreneur. He was in the military for over 19 years and held a high rank commander position when he was with the People's Liberation Army. After Mr. Liu left the army, he started working for the government of Heilongjiang province. Mr. Liu accumulated and possesses many years of working experience while he witnessed and participated in the massive macro economic changes in China. Mr. Liu was one of the representatives to the National People's Congress. During the last thirteen years, Mr. Liu has led and managed the Company as its Chief Executive Officer. He has more than ten years of experience in managing pharmaceutical companies. Mr. Liu was named the Outstanding Chinese Entrepreneur of the World and he is currently the Vice Chairman of the International Chinese Entrepreneur Association.

         JUN MIN - VICE PRESIDENT AND DIRECTOR. Mr. Min worked as the Senior Executive Officer of the Price Checking Department Bureau of Heilongjiang Province from 1987 through the end of 1992. Subsequently, he worked for Harbin Three-Happiness Bioengineering, Co. Ltd. from 1993 until he was appointed as the Vice President and as a director of the Company in May 2002. He has over 20 years of experience in operation management and possesses extensive knowledge of the consumers and pharmaceutical products industry in China. Mr. Min received a business management degree from Harbin Broadcast & TV University in 1986.

         YANCHUN "LILY" LI - ACTING CHIEF FINANCIAL OFFICER, CHIEF OPERATIONS OFFICER, SECRETARY AND DIRECTOR. Ms. Li is an outstanding manager with a strong sense of entrepreneurship and extensive experience in market development. Before joining the company, she worked for China Ruida Food Limited Company and her team had successfully established the Ruida brand as the number one brand in the instant frozen food industry. Ms. Li joined the Company in 1994 as the manager of marketing and sales of Three Happiness. She led a sales team of couple hundred people and launched a series of marketing campaigns to promote Three Happiness functional drinks all over China. The Three Happiness brand was later awarded the "Top Ten Well-known Brand in China". With her proven track record and outstanding performance, Ms. Li was appointed as the Acting CFO, COO and director. She is in charge of the Company's operations, marketing and financial activities. Ms. Li has 13 years of experience and has creative ideas in marketing consumers, pharmaceutical and neutraceutical products. She was named one of the "Golden Phoenix" entrepreneurs of marketing in China.

         MR. BINSHENG LI - CHIEF ACCOUNTING AND FINANCE OFFICER AND DIRECTOR. Mr. Li began to work at Harbin Three-Happiness Bioengineering Co., Ltd. in 1994 as an accountant in the accounting department. Mr. Li's dedication and hard work has earned him several promotions during his tenure. Mr. Li was appointed as the Chief Accounting Officer and director and has been in charge of all financial management and accounting work for AOB since May 2002. Mr. Li graduated from Dalian University in 1986 with a major in Finance and Economics.

         COSIMO J. PATTI - INDEPENDENT DIRECTOR. Before joining the Company as a director, Mr. Patti was an arbitrator of the National Association of Securities Dealers (NASD) and the New York Stock Exchange (NYSE) for 18 years. Since August 1999, Mr. Patti has been the President and Chairman of Technology Integration Group, Inc. From 2002 to 2004, Mr. Patti was the Senior Director of Applications Planning with iCi/ADP. He was the Director of Strategic Cross border Business with Cedel Bank from 1996 to 1999, and President and Founder of FSI Advisors Group from 1998 to 2002. Mr. Patti received his Psychology degree from Brooklyn College in 1970.

         XIANMIN WANG - INDEPENDENT DIRECTOR. Mr. Wang has been our independent director since January 2005. He was the Vice Governor of Heilongjiang Province in 1998 to 2001, where he was in charge of Financial and Economic affairs. Mr. Wang was Secretary of Daqing Municipal Party Committee from 1996 to 1998, and Vice Secretary of Harbin Municipal Party Committee from 1991 to 1992. Mr. Wang received a post graduate degree in Philosophy from Renmin University of china in 1964. He also holds a bachelor degree in Economic from Northeast Forest University.

         EILEEN BRIDGET BRODY - INDEPENDENT DIRECTOR. Since August, 2005, Ms. Brody has been President of Dawson-Forte Cashmere, an apparel trading company. >From 1997 to 2004, she was Vice President of Merchandising and Planning for Carter's Retail division of The William Carter Company. From 1992 to 1997, she held various management positions for Melville Corporation, a multi-billion dollar retailer. From 1983 to 1990, Ms. Brody worked for KPMG Peat Marwick as a Senior Manager. While at KPMG, she was responsible for audit services for a diverse clientele of large and small public companies and provided due diligence services on a wide variety of acquisitions. Ms. Brody is a Certified Public Accountant. She received her Undergraduate and MBA degrees from Pace University and a second MBA from the Harvard Graduate School of Business.

         LAWRENCE S. WIZEL - INDEPENDENT DIRECTOR. Mr. Wizel was appointed as our independent director in August 2006. Prior to joining the Company as a director, he served as Deputy Professional Practice Director at Deloitte Touche USA LLP ("Deloitte") in Deloitte's New York office. Mr. Wizel began his career at Deloitte in 1965 and was a partner from 1980 until June, 2006 when he retired. Mr. Wizel was responsible for serving a diverse client base of publicly held and private companies in a variety of capacities including, SEC Commission filings, initial public offerings, mergers and acquisition transactions and periodic reporting. He received his BS in 1965 in accounting from Michigan State University and is a Certified Public Accountant.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         There are no relationships or related transactions to be disclosed.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act, as amended, requires the executive officers and directors of the Company and every person who is directly or indirectly the beneficial owner of more than 10% of any class of security of the Company to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Such persons also are required to furnish our company with copies of all Section 16(a) forms they file. Based solely on its review of copies of such forms received by it, we believe that during the fiscal year 2005, none of the executive officers timely complied with the filing requirements of Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

         Shujun Liu did not file a Form 4 reflecting the grant of 4,902 options on September 30, 2005 and 5,187 options on December 31, 2005, under the 2004 Plan. Mr. Liu subsequently filed a Form 5 in October 2006 reflecting the grant of the options.

         Yanchun Li did not file a Form 4 reflecting the grant of 2,941 options on September 30, 2005 and 3,112 options on December 31, 2005, under the 2004 Plan. Ms. Li subsequently filed a Form 5 in October 2006 reflecting the grant of the options.

         Jun Min did not file a Form 4 reflecting the grant of 2,941 options on September 30, 2005 and 3,112 options on December 31, 2005, under the 2004 Plan. Mr. Min subsequently filed a Form 5 in October 2006 reflecting the grant of the options.

         Binsheng Li did not file a Form 4 reflecting the grant of 1,765 options on September 30, 2005 and 1,867 options on December 31, 2005, under the 2004 Plan. Mr. Li subsequently filed a Form 5 in October 2006 reflecting the grant of the options.

         Cosimo J. Patti did not file a Form 4 upon the grant of 22,026 shares of common stock on October 27, 2005 and did not file a Form 4 reflecting that under the terms of his service agreement with the Company, he was entitled to receive 1,701 shares of common stock on December 31, 2005. Mr. Patti subsequently filed a Form 5 in October 2006 reflecting the issuance of these shares.

         Xianmin Wang did not file a Form 3 upon becoming a director of the Company on January 1, 2005 and did not file a Form 4 reflecting that under the terms of his service agreement with the Company, he was entitled to receive 19,506 shares of common stock on December 31, 2005. Mr. Wang subsequently filed a Form 5 in October 2006 to reflect that these shares are issuable for services previously rendered.

         Eileen Brody did not file a Form 3 upon becoming a director of the Company on June 22, 2005 and did not file a Form 4 reflecting that under the terms of her service agreement with the Company, she was entitled to receive 10,776 shares of common stock on December 31, 2005. Ms. Brody subsequently filed a Form 5 in October 2006 to reflect that these shares are issuable for services previously rendered.

                       MEETINGS OF THE BOARD OF DIRECTORS

         The Board of Directors held three meetings during 2005. Messrs. Patti and Wang attended one board meeting in 2005. No director attended less than 75% of the meetings of any committee of which the director was a member. We do not have a policy with regard to Board members' attendance at annual meetings of stockholders. Prior to our listing on The American Stock Exchange, we did not hold any stockholders meetings.

                                BOARD COMMITTEES

         The Board of Directors has a Compensation Committee, a Nominating Committee and an Audit Committee.

                             COMPENSATION COMMITTEE

         The Compensation Committee was established on January 15, 2005, and adopted its charter on February 1, 2005. The members of the Compensation Committee during 2005 were Cosimo J. Patti, Xianmin Wang, and Eileen Brody who serves as the Chairman of the Compensation Committee. As of August 9, 2006, Lawrence S. Wizel was appointed as a member of the Compensation Committee. Each of the above-listed compensation committee members were or are considered "INDEPENDENT" under Section 121(A) (as currently applicable to the Company) of the listing standards of The American Stock Exchange, as determined by the Board of Directors. The Compensation Committee did not hold any meetings during 2005.

         The Compensation Committee makes recommendations to the Board of Directors concerning salaries and incentive compensation for our officers and if approved, will administer our 2006 equity incentive plan.

                              NOMINATING COMMITTEE

         The Nominating Committee was established on January 15, 2005. The purpose of the Nominating Committee is to assist the Board of Directors in identifying qualified individuals to become board members, in determining the composition of the Board of Directors and in monitoring the process to assess Board effectiveness. Prior to its listing on The American Stock Exchange on July 18, 2005, the Company did not hold a stockholder meeting in 2005 to elect directors. Therefore, the Nominating Committee did not hold any meetings during 2005.

         During 2005, the Nominating Committee consisted of three directors, each of whom meets the independence requirements and standards currently established by the American Stock Exchange. The members of the Nominating Committee during 2005 were Cosimo J. Patti, Eileen Brody and Xianmin Wang, who serves as the chairman of the Nominating Committee. As of August 9, 2006, Lawrence S. Wizel was appointed as a member of the Nominating Committee. Each of the above-listed nominating committee members were or are considered "INDEPENDENT" under Section 121(A) (as currently applicable to the Company) of the listing standards of The American Stock Exchange, as determined by the Board of Directors.

         The Nominating Committee operates under a written charter, a copy of which is attached hereto as APPENDIX A. Although it has not done so in the past, the Nominating Committee may retain search firms to assist in identifying suitable director candidates.

         The Nominating Committee will consider director candidates recommended by security holders. Potential nominees to the Board of Directors are required to have such experience in business or financial matters as would make such nominee an asset to the Board of Directors and may, under certain circumstances, be required to be "independent", as such term is defined in the American Stock Exchange Rules and applicable SEC regulations. Security holders wishing to submit the name of a person as a potential nominee to the Board of Directors must send the name, address, and a brief (no more than 500 words) biographical description of such potential nominee to the Nominating Committee at the following address: Nominating Committee of the Board of Directors, c/o American Oriental Bioengineering, Inc., 485 Nan Zhi Road, Dao Wai District, Harbin, People's Republic of China, 150056. Potential director nominees will be evaluated by personal interview, such interview to be conducted by one or more members of the Nominating Committee, and/or any other method the Nominating Committee deems appropriate, which may, but need not, include a questionnaire. The Nominating Committee may solicit or receive information concerning potential nominees from any source it deems appropriate. The Nominating Committee need not engage in an evaluation process unless (i) there is a vacancy on the Board of Directors, (ii) a director is not standing for re-election, or (iii) the Nominating Committee does not intend to recommend the nomination of a sitting director for re-election. A potential director nominee recommended by a security holder will not be evaluated any differently than any other potential nominee.

                                 AUDIT COMMITTEE

         The Board of Directors adopted a written charter for the Audit Committee, a copy of which is attached hereto as APPENDIX B. The Audit Committee's charter states that the responsibilities of the Audit Committee shall include:

         o reviewing the Company's charter, annual report to stockholders and reports submitted to the SEC;
         o naming the Company's independent auditors, confirming and reviewing their independence, and approving their fees;
         o    reviewing the independent auditors' performance;
         o considering the independent auditors' judgments about the Company's accounting principals;
         o considering and approving major changes to the Company's auditing and accounting principals;
         o establishing reporting systems to the committee by management and the independent auditors regarding management's significant judgments in preparing financial statements;
         o following an audit, reviewing significant difficulties encountered during the audit;
         o reviewing significant disagreements among management and the independent auditors in the preparation of the Company's financial statements;
         o reviewing the extent to which improvements in financial or accounting practices approved by the committee have been implemented; and
         o review with counsel any legal matters that could have a significant impact on the Company's financial statements.

         The Audit Committee met two times during 2005.

         During 2005, the members of the audit committee were Cosimo Patti, Xianmin Wang and Eileen Brody, who served as the Chair of the Audit Committee. As of August 9, 2006, Lawrence S. Wizel was appointed to the Audit Committee as Chairman. All of the above-listed audit committee members were or are considered "INDEPENDENT" under Section 121(B) (as currently applicable to the Company) of the listing standards of The American Stock Exchange, as determined by the Board of Directors.

         The Board of Directors has determined that we have at least one audit committee financial expert, as defined in the Exchange Act, serving on our audit committee. Eileen Brody is the "AUDIT COMMITTEE FINANCIAL EXPERT" and is an independent member of the Board of Directors.

                        REPORT OF THE AUDIT COMMITTEE (1)


         The role of the Audit Committee is to assist the Board of Directors in its oversight of the Company's financial reporting process. The Board of Directors, in its business judgment, has determined that all members of the committee are "independent" as required by applicable listing standards of the American Stock Exchange. The Committee operates pursuant to a Charter that was approved by the Board. As set forth in the Charter, management of the Company is responsible for the preparation, presentation and integrity of the Company's financial statements, accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for auditing the Company's financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.

         In the performance of this oversight function, the Committee has reviewed and discussed the audited financial statements with management and the independent auditors. The Committee has discussed with the independent auditors the matters required to be discussed by Statement of Auditing Standards No. 61, Communication with Audit Committee, as currently in effect. Finally, the Committee has received written disclosures and the letter from the independent auditors required by Independence Standard Board Standard No. 1, Independence Discussions with Audit Committees, as currently in effect, and has considered whether the provision of non-audit services by the independent auditors to the Company is compatible with maintaining the auditor's independence and has discussed with the auditors the auditors' independence.

         The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting, are not experts in the fields of accounting or auditing, including in respect of auditor independence. Members of the Committee rely without independent verification on the information provided to them and on the representations made by management and the independent accountants. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal control and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's consideration and discussions referred to above do not assure that the audit of the Company's financial statements has been carried out in accordance with generally accepted accounting principles or that the Company's auditors are in fact "independent".

         Based upon the reports, review and discussions described in this report, and subject to the limitations on the role and responsibilities of the Committee referred to above and in the Charter, the Committee recommended to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2005, as filed with the Securities and Exchange Commission.

         THE AUDIT COMMITTEE

         EILEEN BRODY (CHAIR)
         COSIMO PATTI
         XIAOMING WANG

-------------
(1) The material in the Audit Committee report is not soliciting material, is not deemed filed with the SEC and is not incorporated by reference in any filing of the Company under the Securities Act of 1933, or the Securities Exchange Act of 1934, whether made before or after the date of this proxy statement and irrespective of any general incorporation language in such filing.


          PROCESS FOR SENDING COMMUNICATIONS TO THE BOARD OF DIRECTORS.

         The Board of Directors maintains a process for stockholders to communicate with the Board. Stockholders wishing to communicate with the Board or any individual director must mail a communication addressed to the Secretary of the Company, c/o American Oriental Bioengineering, Inc., 485 Nan Zhi Road, Dao Wai District, Harbin, People's Republic of China, 150056. Any such communication must state the number of shares of Common Stock beneficially owned by the stockholder making the communication. All of such communications will be forwarded to the full Board of Directors or to any individual director or directors to whom communication is directed unless the communication is clearly of a marketing nature or is inappropriate, in which case we have the authority to discard the communication or taking appropriate legal action regarding the communication.

                                 CODE OF ETHICS

         We adopted a code of ethics that applies to our Chief Executive Officer and Chief Financial Officer, and other persons who perform similar functions. A written copy of the Code will be provided upon request at no charge by writing to our Chief Financial Officer, c/o American Oriental Bioengineering, Inc., 485 Nan Zhi Road, Dao Wai District, Harbin, People's Republic of China, 150056. Our Code of Ethics is intended to be a codification of the business and ethical principles which guide us, and to deter wrongdoing, to promote honest and ethical conduct, to avoid conflicts of interest, and to foster full, fair, accurate, timely and understandable disclosures, compliance with applicable governmental laws, rules and regulations, the prompt internal reporting of violations and accountability for adherence to this Code.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

         The following table sets forth all cash compensation paid or to be paid by the Company, as well as certain other compensation paid or accrued, during each of the Company's last three fiscal years to each named executive officer. No other executive officer received a total annual salary and bonus exceeding USD$100,000 in the Company's last three fiscal years.

                                                 Annual Compensation               Long Term Compensation
                                          ---------------------------------  ----------------------------------
                                                                                      Awards            Payouts
                                                                             ------------------------   -------
                                                                    Other                 Securities
                                                                   Annual    Restricted   Underlying     LTIP
                                Fiscal                             Compen-      Stock      Options/     Payouts     All Other
  Name/Principal Position        Year     Salary ($)   Bonus ($)  sation($)   Awards($)     SARS(#)       ($)     Compensation
---------------------------     ------    ----------   ---------  ---------  ----------   -----------   -------   ------------
Shujun Liu, Chief Executive
Officer and Director             2005      $150,000       -          -           -          10,089         -            -
                                 2004      $150,000       -          -           -           9,259         -            -
                                 2003      $150,000       -          -           -           7,576         -            -

Yanchun Li, Acting Chief
Financial Officer and            2005      $90,000        -          -           -           6,053         -            -
Director                         2004      $90,000        -          -           -           5,556         -            -
                                 2003      $90,000        -          -           -           4,545         -            -


OPTIONS GRANTED DURING 2005.

The following options were granted to the named executive officers in 2005:

                                 INDIVIDUAL GRANTS                                     GRANT DATE
                                 -----------------                                     VALUE
                                           PERCENT OF
                             NUMBER OF        TOTAL
                             SECURITIES   OPTIONS/SARS
                             UNDERLYING    GRANTED TO                                  GRANT DATE
                            OPTIONS/SARS  EMPLOYEES IN   EXERCISE OF    EXPIRATION      PRESENT
 NAME/PRINCIPAL POSITION      GRANTED      FISCAL YEAR    BASE PRICE       DATE         VALUE ($)
 -----------------------      -------      -----------    ----------       ----         ---------

Shujun Liu, Chief              4,902         18.98%         $2.00         9/30/10        $22,304
Executive Officer and
Director

                               5,187         20.08%         $2.00        12/30/10        $22,873
Yanchun Li, Acting Chief
Financial Officer and          2,941         11.39%         $2.00         9/30/10        $13,382
Director
                               3,112         12.05%         $2.00        12/30/10        $13,724

AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END VALUES

         There were no options exercised by the named executive officers during the fiscal year ended 2005.

EQUITY COMPENSATION PLAN INFORMATION

         In March 2004, our board of directors formally adopted a stock option plan (the "2004 Plan"). Under the 2004 Plan, we are authorized to grant non-qualified options to purchase up to 2,900,000 shares of our common stock to our employees, officers, directors and consultants. The 2004 Plan is presently administered directly by our board of directors. Subject to the provisions of the 2004 Plan, the board of directors will determine who will receive stock options, the number of shares of common stock that may be covered by the option grants, the time and manner of exercise of options and exercise prices, as well as any other pertinent terms of the options.

                                      EQUITY COMPENSATION PLAN INFORMATION
                                      ------------------------------------
                                                                                             NUMBER OF SECURITIES
                                                                                            REMAINING AVAILABLE FOR
                              NUMBER OF SECURITIES TO BE      WEIGHTED-AVERAGE EXERCISE      FUTURE ISSUANCE UNDER
                               ISSUED UPON EXERCISE OF          PRICE OF OUTSTANDING          EQUITY COMPENSATION
                            OUTSTANDING OPTIONS, WARRANTS      OPTIONS, WARRANTS AND      PLANS(EXCLUDING SECURITIES
      PLAN CATEGORY                 AND RIGHTS (1)                     RIGHTS             REFLECTED IN COLUMN (a)(2)
      -------------                 --------------                     ------             --------------------------

Equity compensation                      -0-                             -0-                          -0-
plans approved by
security holders

Equity compensation                   68,925                            $2.00                      2,831,075
plans not approved by
security holders

          Total                       68,925                            $2.00                      2,831,075

         (1) Includes shares issuable upon exercise of options as of December 31, 2005, pursuant to the 2004 Plan. The 2004 Plan provides for the grant of options to purchase shares of our common stock to our employees, officers, directors and consultants, which options vest immediately, expire 5 years from date of grant and have an exercise price of $2.00.

         (2) Includes number of securities remaining available for issuance as of December 31, 2005.

DIRECTORS' COMPENSATION

         We enter into service agreements with each of our independent directors, pursuant to which each shall carry out the duties of an independent director and serve on our Audit Committee, Nominating Committee and/or Compensation Committee. Pursuant to the terms of each such agreement, as amended, we have agreed to pay to each of our independent directors an annual cash retainer of $30,000, payable in monthly installments of $2,500, for their participation in board meetings or committee meetings. In addition, pursuant to agreements with Ms. Brody and Messrs. Patti and Wang, we are obligated to issue to each independent director on the anniversary of the date of each service agreement, $30,000 worth of our common stock valued based on 100% of the average closing prices for the five trading days prior to the signing of each such independent director's service agreement with the Company. Based on such information, Mr. Patti, Mr. Wang and Ms. Brody are each entitled to receive, an aggregate of 26,537, 22,316 and 21,552 shares, respectively, issuable during 2005 and 2006.

         On July 1, 2006, the Company signed new independent director agreements with each of Ms. Brody and Messrs. Patti and Wang, which superseded previous agreements with such directors dated June 28, 2005 and amended on March 8, 2006, and on August 21, 2006, the Company signed an independent director agreement with Mr. Wizel. Pursuant to the new agreements, the Company agreed to pay each independent director the following fees for services to be rendered: (1) a fee in cash of $30,000 for the year ending December 31, 2006; and (2) a fee in cash of $30,000 per annum for each year subsequent to 2006. The fees in cash are payable to each independent director monthly in equal installments. In addition, during the term of the independent directors' service as a director or member of any board committee of the Company and starting from January 1, 2007, each independent director shall be entitled to receive each year shares of Common Stock of the Company with an aggregate value of $30,000 per annum, calculated based on the average closing price per share for the five (5) trading days preceding and including January 1 of such year.

EMPLOYMENT CONTRACTS

         Shujun Liu's employment agreement has a term of five years, commencing on October 1, 2003, and provides for a salary of $150,000 for the first year of the term, subject to subsequent annual review by our board of directors. The agreement also provides for the grant of options to purchase shares of our Common Stock pursuant to the Company's stock option plan. These options are to be awarded in four quarterly installments, effective on the last date of such quarter, beginning with the first quarter of 2004, during the term of the employment agreement, and will have an exercise price of $2.00 per share. Each quarterly grant shall consist of the quantity of shares of our common stock whose aggregate market price at close of trading on the date of grant minus their aggregate exercise price equals US$12,500.00. We can terminate Mr. Liu's employment with cause, or without cause pursuant to a decision by our board of directors. In the event Mr. Liu's employment is terminated without cause, he will be eligible to receive monthly payments at his then applicable monthly base salary for the rest of his term from the date of termination of his employment.

         Yanchun Li's employment agreement has a term of five years, commencing on October 1, 2003, and provides for an annual salary of $90,000 for the first year of the term, subject to subsequent annual review by our board of directors. The agreement also provides for the grant of options to purchase shares of our common stock pursuant to the Company's stock option plan. These options are to be awarded in four quarterly installments, effective on the last date of such quarter, beginning with the first quarter of 2004, during the term of the employment agreement, and will have an exercise price of $2.00 per share. Each quarterly grant shall consist of the quantity of shares of our common stock whose aggregate market price at close of trading on the date of grant minus their aggregate exercise price equals US$7,500.00. We can terminate Ms. Li's employment with cause, or without cause at the sole discretion of our Chief Executive Officer. In the event Ms. Li's employment is terminated without cause, she will be eligible to receive monthly payments at her then applicable monthly base salary for the rest of her term from the date of termination of her employment.


           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         Members of our Compensation Committee of the Board of Directors were Ms. Brody, Mr. Patti and Mr. Wang. No member of our Compensation Committee was, or has been, an officer or employee of the Company or any of our subsidiaries.

         No member of the Compensation Committee has a relationship that would constitute an interlocking relationship with executive officers or directors of the Company or another entity.

           COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION (1)

         The purpose of the Compensation Committee is to assist the Board in determining the compensation of the Chief Executive Officer, Chief Financial Officer and other officers of the Company. The goal of the Compensation Committee's policies on executive compensation is to ensure that an appropriate relationship exists between executive compensation and the creation of stockholder value, while at the same time attracting, motivating and retaining executives. In furtherance of this purpose, the Compensation Committee has the following duties and responsibilities with respect to executive compensation:

         o Annually review the Company's corporate goals and objectives relevant to the compensation of the Company's executive officers, including the Chief Executive Officer and Chief Financial Officer;

         o Evaluate the executive officers' performance in light of such goals and objectives;

         o Determine and approve the officer's compensation level based on this evaluation; and

         o Determine and approve the long-term incentive component of the officer's compensation based on the Company's performance, the value of similar incentive awards to the officers at comparable companies and the awards given to the officers in past years.

         In light of the fact that the Compensation Committee was newly formed in 2005, and the employment contracts for the officers, including the Chief Executive Officer, and the Chief Financial Officer are not due to renew until 2008, the Compensation Committee did not meet during 2005.

         THE COMPENSATION COMMITTEE

                 EILEEN BRODY (CHAIR)
                 COSIMO PATTI
                 XIANMIN WANG

------------------
(1) The material in the Compensation Committee report is not soliciting material, is not deemed filed with the SEC and is not incorporated by reference in any filing of the Company under the Securities Act of 1933, or the Securities Exchange Act of 1934, whether made before or after the date of this proxy statement and irrespective of any general incorporation language in such filing.

                      STOCK PRICE PERFORMANCE PRESENTATION

         The following chart compares the cumulative total stockholder return on the Company's shares of Common Stock with the cumulative total stockholder return of (i) the Amex Market Index and (ii) a peer group index consisting of companies reporting under the Standard Industrial Classification Code 2834 (Pharmaceutical Preparations):


                      COMPARISON OF CUMULATIVE TOTAL RETURN
                 AMONG AMERICAN ORIENTAL BIOENGINEERING, INC.,
                      AMEX MARKET INDEX AND SIC CODE INDEX



                                  [GRAPH HERE]



                                 -------------- FISCAL YEAR ENDING -------------
COMPANY/INDEX/MARKET             2/11/02  12/31/02  12/31/03  12/31/04  12/30/05

AMERICAN ORIENTAL BIOENGINEERING 100.00     30.59    429.41    182.35    518.82
PHARMACEUTICAL PREPARATIONS      100.00     80.52     96.75     95.77    101.83
AMEX MARKET INDEX                100.00     99.40    135.29    154.93    170.86


         The material in this chart is not soliciting material, is not deemed filed with the SEC and is not incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended or the Exchange Act, whether made before or after the date of this proxy statement and irrespective of any general incorporation language in such filing.

                                  REQUIRED VOTE

         Election of the directors requires a plurality vote of the shares presented in person or represented by proxy at the Annual Meeting, provided a quorum exists.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF
                THE EIGHT NOMINEES FOR DIRECTOR SET FORTH HEREIN.

                                   PROPOSAL 2

                     RATIFICATION OF THE APPOINTMENT OF THE
                         INDEPENDENT PUBLIC ACCOUNTANTS

         The firm of Weinberg & Company, P.A. has served as our independent auditors since February 16, 2004, and the Board of Directors has appointed Weinberg & Company, P.A. as our independent auditors for the 2006 fiscal year. A representative from Weinberg & Company, P.A. or its Republic of China cooperation partner is expected to be present at the Annual Meeting to respond to appropriate questions from stockholders and to make a statement if such representative desires to do so.

FEES OF INDEPENDENT AUDITOR

         Aggregate fees billed to us by Weinberg & Company, P.A. during the fiscal years ended December 31, 2005 and 2004 were:

                                                         2005             2004
                                                         ----             ----
Audit Fees                                             $335,000         $157,000
Audit Related Fees                                     $ 79,000              0
Tax Fees                                               $ 17,000              0
All Other Fees                                              0                0
         TOTAL                                         $431,000         $157,000


AUDIT FEES

         This category includes aggregate fees billed by our independent auditors for the audit of our annual financial statements, audit of management's assessment and effectiveness of internal controls over financial reporting, review of financial statements included in our quarterly reports on Form 10-QSB and services that are normally provided by the auditor in connection with statutory and regulatory filings for those fiscal years.

AUDIT-RELATED FEES

         This category consists of services by our independent auditors that, including accounting consultations on transaction related matters, are reasonably related to the performance of the audit or review of our financial statements and are not reported above under Audit Fees.

TAX FEES

         This category consists of professional services rendered for tax compliance and preparation of our corporate tax returns and other tax advice.

ALL OTHER FEES

         There are no other fees to disclose.

         The Audit Committee reviewed and approved all audit and non-audit services provided by Weinberg & Company, P.A. and concluded that these services were compatible with maintaining its independence. The Audit Committee approved the provision of all non-audit services by each firm.

PRE-APPROVAL POLICIES AND PROCEDURES

         In accordance with the SEC's auditor independence rules, the Audit Committee has established the following policies and procedures by which it approves in advance any audit or permissible non-audit services to be provided to AOBO by its independent auditor.

         Prior to the engagement of the independent auditor for any fiscal year's audit, management submits to the Audit Committee for approval lists of recurring audit, audit-related, tax and other services expected to be provided by the auditor during that fiscal year. The Audit Committee adopts pre-approval schedules describing the recurring services that it has pre-approved, and is informed on a timely basis, and in any event by the next scheduled meeting, of any such services rendered by the independent auditor and the related fees.

         The fees for any services listed in a pre-approval schedule are budgeted, and the Audit Committee requires the independent auditor and management to report actual fees versus the budget periodically throughout the year. The Audit Committee will require additional pre-approval if circumstances arise where it becomes necessary to engage the independent auditor for additional services above the amount of fees originally pre-approved. Any audit or non-audit service not listed in a pre-approval schedule must be separately pre-approved by the Audit Committee on a case-by-case basis.

         Every request to adopt or amend a pre-approval schedule or to provide services that are not listed in a pre-approval schedule must include a statement by the independent auditors as to whether, in their view, the request is consistent with the SEC's rules on auditor independence.

      The Audit Committee will not grant approval for:

         o any services prohibited by applicable law or by any rule or regulation of the SEC or other regulatory body applicable to AOBO;

         o provision by the independent auditor to AOBO of strategic consulting services of the type typically provided by management consulting firms; or

         o the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the tax treatment of which may not be clear under the Internal Revenue Code and o related regulations and which it is reasonable to conclude will be subject to audit procedures during an audit of AOBO's financial statements.

         Tax services proposed to be provided by the auditor to any director, officer or employee of AOBO who is in an accounting role or financial reporting oversight role must be approved by the Audit Committee on a case-by-case basis where such services are to be paid for by AOBO, and the Audit Committee will be informed of any services to be provided to such individuals that are not to be paid for by AOBO.

         In determining whether to grant pre-approval of any non-audit services in the "all other" category, the Audit Committee will consider all relevant facts and circumstances, including the following four basic guidelines:

         o whether the service creates a mutual or conflicting interest between the auditor and the Company;

         o whether the service places the auditor in the position of auditing his or her own work;

         o whether the service results in the auditor acting as management or an employee of the Company; and

         o whether the service places the auditor in a position of being an advocate for the Company.

                                  REQUIRED VOTE

         Ratification of the appointment of the independent public accounts requires affirmative vote of a majority of the shares present or represented by proxy at the Annual Meeting, provided a quorum exists.


      THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" RATIFICATION OF
             THE APPOINTMENT OF THE INDEPENDENT PUBLIC ACCOUNTANTS.

                                   PROPOSAL 3

                   TO APPROVE A NEW 2006 EQUITY INCENTIVE PLAN

         The Company is seeking approval of the stockholders to adopt its 2006 Equity Incentive Plan (the "Plan"). The purpose of the Plan is to attract and retain qualified individuals for positions of substantial responsibility with the Company and to provide incentives to such individuals to promote the success of the Company's business. If the Plan is approved, the 2004 Plan will be replaced by the Plan and the Company will not grant any additional awards under the 2004 Plan. All future Awards would be granted under the new Plan. Those individuals with awards outstanding under the 2004 Plan will continue to hold such awards in accordance with the terms of their respective grant agreements. If approved, the Company does not intend to grant Awards under the Plan, which in the aggregate, would exceed 1,000,000 shares of common stock in any calendar year.

         GENERAL DESCRIPTION OF THE INCENTIVE PLAN PROPOSAL

         The following is a summary of the material provisions of the Plan and is qualified in its entirety by reference to the complete text of the Plan, a copy of which is attached to this proxy statement as ANNEX C.

         ADMINISTRATION. The Plan will be administered by the Compensation Committee of the Board of Directors, under the direction of the Board. The Board shall have the power and authority to issue grants consistent with the terms of the Plan and subject to compliance with applicable laws. A participant may be granted more than one Award under the Plan. The Board will, in its discretion, determine (subject to the terms of the Plan), among other things, who will be granted an Award, the time or times at which Awards shall be granted, the number of shares subject to each Award, whether options are incentive options or nonqualified options, the manner in which options may be exercised and the vesting schedule of any Award. In making such determination, consideration may be given to the value of the services rendered by the respective individuals, their present and potential contributions to the success of the Company and its subsidiaries and such other factors deemed relevant in accomplishing the purposes of the Plan.

         SHARES THAT MAY BE ISSUED UNDER THE PLAN. A maximum of 5,000,000 shares of our common stock, which number may be adjusted as described below, are available for issuance pursuant to options and stock awards, which we refer to herein collectively as Awards, granted under the Plan. If any Award is forfeited, canceled, reacquired by the Company, satisfied without the issuance of shares, or no longer exercisable, the shares of stock subject to the Award shall be available for future grants under the Plan. The number of shares available under the Plan is subject to adjustment in the event of any stock split, stock dividend, recapitalization, spin-off or other similar action.

         ELIGIBILITY. Awards may be granted to all employees, officers and directors of, and consultants or advisors to, the Company and any subsidiary corporations. Options intended to qualify, under the standards set forth in certain federal tax rules, as incentive stock options ("ISOs") may be granted only to employees, including officers and directors, while actually employed by the Company. Non-employee directors, consultants and advisors are not entitled to receive ISOs.

         PERFORMANCE-BASED AWARDS .If any award under the Plan is granted to an employee who is a "covered employee" within the meaning of Section 162(m)(3) of the Internal Revenue Code of 1986, as amended, and related rules, regulations and interpretations (the "Code"), and is intended to qualify as a performance-based grant within the meaning of Section 162(m) of the Code, the Board, among other things specified in the Plan, shall select within the first 90 days of a performance cycle (or if shorter, within the maximum period allowed under Section 162(m) of the Code) the performance criteria for such grant, and the achievement targets with respect to each performance criterion (including a threshold level of performance below which no grant will be given with respect to such Award). Following completion of such performance cycle, the Board shall determine whether the performance criteria was achieved, and, if so, shall calculate the number of shares of the performance-based awards have been earned for the such performance cycle.

         TYPES OF AWARDS.

         STOCK OPTIONS. ISOs granted under the Plan are exercisable for a period fixed by the Administrator, but no longer than 10 years from the date of grant, at an exercise price to be determined by the Board at the time of the grant in accordance with applicable law, but which is not less than 100% of the fair market value of the common stock on the date of the grant. ISOs may only be granted to employees, which includes officers and inside directors. If an employee owns (or is deemed to own) more than 10% of the outstanding combined voting power of all classes of stock of the Company, the term of an incentive option granted under the Plan may not exceed five years and its exercise price may not be less than 110% of the fair market value of the Shares on the date of grant. To the extent that the aggregate fair market value, as of the date of grant, of the shares for which incentive options become exercisable for the first time by an optionee during the calendar year exceeds $100,000, the portion of such option which is in excess of the $100,000 limitation will be treated as a nonqualified option. The maximum number of shares underlying ISOs that may be issued under the Plan shall not exceed 1,000,000 shares. The maximum vesting period of ISOs granted under the Plan shall not exceed four years. No sale or other disposition may be made of the shares acquired through the exercise of an ISO within one year after the transfer of the shares to the recipient, nor within two years after the granting of the ISO to the recipient by the Company.

         Non-qualified stock options granted under the Plan are exercisable for a period fixed by the Administrator, but no longer than 10 years from the date of grant, at an exercise price which is not less than 100% of the fair market value of the Shares on the date of the grant.

         STOCK AWARDS. Each Stock Award consists of Restricted Shares that will be evidenced by a written grant agreement. No cash or other consideration will be required to be paid by the participant to receive the shares other than in the form of services performed under the terms and conditions determined by the Administrator and specified in the agreement. Terms and conditions for shares that are part of the award may include the completion of a specified number of years of service or attaining certain performance goals prior to the restricted shares subject to the award becoming vested. Upon termination, if the restricted stock is not vested, the Company may repurchase the restricted stock from the participant on the terms and conditions contained in the grant agreement.

         TERMINATION OF CONTINUOUS STATUS AS A PARTICIPANT UNDER THE PLAN.

         TERMINATION OF EMPLOYEE STATUS. In the event of the termination of a recipient's continuous status as a participant under the Plan, the recipient may exercise his/her rights under any outstanding grant to the extent vested on the date of termination within three months from such date of termination, or such shorter time as may be specified in the grant agreement, but in no event later than the date of expiration of the grant.

         TERMINATION DUE TO DEATH OR DISABILITY. In the event of termination of a recipient's continuous status as a participant under the Plan as a result of death or disability, any rights outstanding shall be come exercisable and may thereafter be exercised by the recipient, the recipients estate, legal representative or legatee, to the extent such rights would have been exercisable had the recipient remained in continuous status as a participant for a period of the earlier of (a) 12 months from the date of such death or disability, or (b) the expiration date of the grant, subject to the terms of the Plan.

         FEDERAL INCOME TAX CONSEQUENCES. The following is a general summary of the federal income tax consequences under current tax law of stock options. It does not purport to cover all of the special rules, including special rules relating to participants subject to Section 16(b) of the Exchange Act and the exercise of an option with previously-acquired shares, or the state or local income or other tax consequences inherent in the ownership and exercise of stock options and the ownership and disposition of the underlying shares or the ownership and disposition of restricted stock.

         STOCK OPTIONS. A participant will not recognize taxable income for federal income tax purposes upon the grant of a nonqualified option or an incentive option. Upon the exercise of an incentive option, the optionee will not recognize taxable income. If the optionee disposes of the shares acquired pursuant to the exercise of an incentive option more than two years after the date of grant and more than one year after the transfer of the shares to him or her, the optionee will recognize long-term capital gain or loss and the Company will not be entitled to a deduction. However, if the optionee disposes of such shares within the required holding period, all or a portion of any gain will be treated as ordinary income and the Company will generally be entitled to deduct such amount. Long-term capital gain is generally subject to more favorable tax treatment than ordinary income or short-term capital gain.

         Upon the exercise of a nonqualified option, the optionee will recognize ordinary income in an amount equal to the excess, if any, of the fair market value of the shares acquired on the date of exercise over the exercise price thereof, and the Company will generally be entitled to a deduction for such amount at that time. If the optionee later sells shares acquired pursuant to the exercise of a nonqualified option, he or she will recognize long-term or short-term capital gain or loss, depending on the period for which the shares were held.

         In addition to the federal income tax consequences described above, an optionee may be subject to the alternative minimum tax, which is payable to the extent it exceeds the optionee's regular tax. For this purpose, upon the exercise of an incentive option, the excess of the fair market value of the shares over the exercise price therefore is an adjustment which increases alternative minimum taxable income. In addition, the optionee's basis in such shares is increased by such excess for purposes of computing the gain or loss on the disposition of the shares for alternative minimum tax purposes. If an optionee is required to pay an alternative minimum tax, the amount of such tax which is attributable to deferral preferences (including the incentive option adjustment) is allowed as a credit against the optionee's regular tax liability in subsequent years. To the extent the credit is not used, it is carried forward.

         STOCK AWARDS. A participant who receives a grant of Stock Awards consisting of Restricted Shares will generally receive ordinary income equal to the fair market value of the stock at the time the restriction lapses. Alternatively, the participant may elect to be taxed on the value at the time of grant. The Company is generally entitled to a deduction at the same time and in the same amount as the income required to be included by the participant.

         The foregoing discussion does not purport to be a complete analysis of all the potential tax consequences relevant to recipients of Awards or to the Company or its subsidiaries. The above discussion does not take into account the effect of state and local tax laws. Moreover, no assurance can be given that legislative, administrative, regulatory or judicial changes or interpretations will not occur which could modify such analysis. In addition, an individual's particular tax status may result in different tax consequences from those described above. Therefore, any participant in the Plan should consult with his own tax adviser concerning the tax consequences of the grant, exercise and surrender of any such Award and the disposition of any stock acquired pursuant to such Awards.

         TERMINATION OF AND AMENDMENTS TO THE PLAN. The Board may amend or terminate the Plan from time to time in such respects as the Board may deem advisable, or cancel any outstanding grant, or provide substitute grants at the same or reduced exercise price or with no exercise price in a manner not inconsistent with the Plan. If and to the extent determined by the Board to be required under applicable law, or to comply with the requirements of any stock exchange or quotation system on which the Company stock is listed or quoted, or any other applicable laws, Plan amendments shall be subject to approval by the Company's stockholders who are eligible to vote at a meeting of stockholders.

         STOCK PLAN BENEFITS

         At this time, the Company is in the process of determining the estimated benefits under the Plan that will be awarded to any named executive officers, other executive officers, independent directors, or non-executive officers. During 2005, only executive officers received stock options under the 2004 Plan. However, because the 2004 Plan was not approved by the stockholders, only non-qualified stock options could be issued. In light of that, the Company does not believe that the benefits allocated to the participants during 2005 would be representative of the benefits that may be allocated under the Plan if approved by the stockholders.

                                  REQUIRED VOTE

         Approval of the 2006 Equity Incentive Plan requires affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting, provided a quorum exists.

            THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE
                   APPROVAL OF THE 2006 EQUITY INCENTIVE PLAN.

                                  MISCELLANEOUS

                           2007 STOCKHOLDER PROPOSALS

         A stockholder who wishes to make a proposal pursuant to Rule 14a-8 of the Exchange Act at our 2006 Annual Meeting of Stockholders, that will be held in 2007, for inclusion in the Company's proxy statement and form of proxy for such meeting must notify the Company no later than June 16, 2007.

         Rule 14a-4 of the SEC proxy rules allows the Company to use discretionary voting authority to vote on matters coming before an annual meeting of stockholders if the Company does not have notice of the matter at least 45 days before the date corresponding to the date on which the Company first mailed its proxy materials for the prior year's annual meeting of stockholders or the date specified by an overriding advance notice provision in the Company's bylaws. The Company's bylaws do not contain such an advance notice provision.

                                     GENERAL

         Management is not aware of any matters to be presented for action at the Annual Meeting, except matters discussed in the Proxy Statement. If any other matters properly come before the meeting, it is intended that the shares represented by proxies will be voted in accordance with the judgment of the persons voting the proxies.

                       WHERE YOU CAN FIND MORE INFORMATION

         We file annual and quarterly reports, proxy statements and other information with the Securities and Exchange Commission (the "SEC"). Stockholders may read and copy any reports, statements or other information that we file at the SEC's public reference rooms in Washington, D.C., New York, New York, and Chicago, Illinois. Please call the SEC at 1-800-SEC-0330 for further information about the public reference rooms. Our public filings are also available from commercial document retrieval services and at the Internet Web site maintained by the SEC at http://www.sec.gov. The Company's Annual Report on Form 10-KSB was mailed along with this proxy statement.

         STOCKHOLDERS SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROXY STATEMENT TO VOTE THEIR SHARES AT THE ANNUAL MEETING. NO ONE HAS BEEN AUTHORIZED TO PROVIDE ANY INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT. THIS PROXY STATEMENT IS DATED OCTOBER 5, 2006. STOCKHOLDERS SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE.


                                    By Order of the Board of Directors


                                    /s/ Shujun Liu
                                    --------------
                                    Shujun Liu
                                    Chairman, and Chief Executive Officer

October 17, 2006

                                   APPENDIX A

                          NOMINATING COMMITTEE CHARTER

                                       OF

                     AMERICAN ORIENTAL BIOENGINEERING, INC.

         Adopted as of January 15, 2005

PURPOSES

The primary purposes and responsibilities of the committee are to:

         o select the individuals qualified to serve on the company's board of directors (consistent with criteria that the board has approved) for election by stockholders at each annual meeting of stockholders and to fill vacancies on the board of directors;
         o develop, recommend to the board, and assess corporate governance policies for the company; and
         o    oversee the evaluation of the board.

COMPOSITION

MEMBERSHIP. The committee must consist of at least two directors. The board will designate a committee member as the chairperson of the committee, or if the board does not do so, the committee members will appoint a committee member as chairperson by a majority vote of the authorized number of committee members.

INDEPENDENCE. All committee members must have been determined by the board to be independent as defined in the American Stock Exchange, listing standards as they may be amended from time to time.

APPOINTMENT. Subject to the requirements of the listing standards, the board may appoint and remove committee members in accordance with the company's bylaws. Committee members will serve for such terms as the board may fix, and in any case at the board's will, whether or not a specific term is fixed.

FUNCTIONS

QUALIFICATIONS OF DIRECTORS. The committee will periodically assess, develop and communicate with the full board concerning the appropriate criteria for nominating and appointing directors, including:

         o    the board's size and composition; corporate governance policies;
         o    applicable listing standards and laws;
         o individual director performance, expertise, experience and willingness to serve actively;
         o the number of other public and private company boards on which a director candidate serves;
         o consideration of director nominees proposed or recommended by stockholders and related policies and procedures; and
         o    other appropriate factors.

DIRECTOR NOMINEES AND VACANCIES. The committee will nominate individuals for election as directors at each annual meeting of stockholders and appoint individuals to fill vacancies on the board of directors, subject to legal rights, if any, of third parties to nominate or appoint directors.

COMMITTEE APPOINTMENTS. If and when requested periodically by the board, the committee will identify and recommend to the board the appointees to be selected by the board for service on the committees of the board.

GOVERNANCE POLICIES. The committee will develop, assess and make recommendations to the board concerning appropriate corporate governance policies.

BOARD EVALUATION. The committee will oversee an annual review of the performance of the full board.

OTHER FUNCTIONS. The committee may perform any other activities consistent with this charter, the company's corporate governance documents and applicable listing standards, laws and regulations as the committee or the board considers appropriate.

ANNUAL PERFORMANCE REVIEW. The committee will evaluate its own performance as a committee and this charter on an annual basis.

MEETINGS, REPORTS AND RESOURCES

MEETINGS. The committee will meet as often as it determines is necessary, but not less than annually. The committee may also hold special meetings or act by unanimous written consent as the committee may decide consistent with the company's bylaws. The committee may meet in separate executive sessions with other directors, the chief executive officer and other company employees, agents or representatives invited by the committee.

PROCEDURES. The committee may establish its own procedures, including the formation and delegation of authority to subcommittees, in a manner not inconsistent with this charter, the company's bylaws and other corporate governance documents, applicable laws or regulations, or the listing standards. The chairperson or majority of the committee members may call meetings of the committee. A majority of the authorized number of committee members will constitute a quorum for the transaction of committee business, and the vote of a majority of the committee members present at a meeting at which a quorum is present will be the act of the committee, unless in either case a greater number is required by this charter, the bylaws or the listing standards. The committee will keep written minutes of its meetings and deliver copies of the minutes to the corporate secretary for inclusion in the corporate records.

REPORTS. The committee will report its director nominees for the annual meeting of stockholders to the board at an appropriate time prior to preparation of the company's proxy statement for the annual meeting. The committee will also report to the board annually the results of:

         o    an oversight review of the performance of the board of directors;
         o the committee's assessment of the company's corporate governance policies and implementation; and
         o    an annual review by the committee of its own performance.

The committee will also report to the board on the major items covered by the committee at each committee meeting, and provide additional reports to the board as the committee may determine to be appropriate.

COMMITTEE ACCESS. The committee is at all times authorized to have direct, independent and confidential access to the company's other directors, management and personnel to carry out the committee's purposes.

COMMITTEE ADVISERS AND FUNDING. The committee will have sole authority to retain at the company's expense and terminate any search firm used to identify director candidates, independent counsel or other advisers to the committee and to approve the related fees and other retention terms.

RELIANCE ON OTHERS. Nothing in this charter is intended to preclude or impair the protection provided in Section 141(e) of the Nevada General Corporation Law for good faith reliance by members of the committee on reports or other information provided by others.

                                   APPENDIX B

                             AUDIT COMMITTEE CHARTER

                                       OF

                     AMERICAN ORIENTAL BIOENGINEERING, INC.


         Adopted as of July 25, 2005

PURPOSE

The primary purposes of the committee are to oversee on behalf of the board of directors:

         o the company's accounting and financial reporting processes and the integrity of its financial statements;
         o the audits of the company's financial statements and the appointment, compensation, qualifications, independence and performance of the company's independent auditors;
         o    the company's compliance with legal and regulatory requirements;
              and
         o the performance of the company's internal audit function and internal control over financial reporting.

The committee also has the purpose of preparing the audit committee report that SEC rules require the company to include in its annual proxy statement.

The committee's function is one of oversight only and does not relieve management of its responsibilities for preparing financial statements that accurately and fairly present the company's financial results and condition, nor the independent auditors of their responsibilities relating to the audit or review of financial statements.

ORGANIZATION

NUMBER OF MEMBERS. The committee must consist of at least three directors. The board may designate a committee member as the chairperson of the committee, or if the board does not do so, the committee members will appoint a committee member as chairperson by a majority vote of the authorized number of committee members.

INDEPENDENCE. All committee members must have been determined by the board to be independent, as defined and to the extent required in the applicable SEC rules and AMEX listing standards, as they may be amended from time to time (the "listing standards"), for purposes of audit committee membership.

FINANCIAL LITERACY. Each committee member must be financially literate upon appointment to the committee, as determined by the board in accordance with the listing standards. At all times, there should be at least one committee member who, as determined by the board, is an audit committee financial expert as defined in the SEC rules.

APPOINTMENT. Subject to any requirements of the listing standards, the board may appoint and remove committee members in accordance with the company's bylaws. Committee members will serve for such terms as the board may fix, and in any case at the board's will, whether or not a specific term is fixed.

SERVICE ON OTHER AUDIT COMMITTEES. No director is eligible to serve on the committee if he or she serves on more than two other public companies' audit committees.

INDEPENDENT AUDITORS AND THEIR SERVICES

OVERALL AUTHORITY. The committee has the sole authority and direct responsibility for the appointment, compensation, retention, termination, evaluation and oversight of the work of the independent auditors engaged by the company for the purpose of preparing or issuing an audit report or related work or performing other audit, review or attest services for the company. The independent auditors report directly to the committee. The committee's authority includes resolution of disagreements between management and the auditors regarding financial reporting and the receipt of communications from the auditors as may be required under professional standards applicable to the auditors.

TERMS OF AUDIT AND NON-AUDIT ENGAGEMENTS. The committee must pre-approve all audit, review, attest and permissible non-audit services (including any permissible internal control-related services) to be provided to the company or its subsidiaries by the independent auditors. The committee may establish pre-approval policies and procedures in compliance with applicable SEC rules.

ANNUAL QUALITY CONTROL REPORT AND REVIEW. The committee must obtain and review, at least annually, a report by the independent auditors describing:

         o    the firm's internal quality-control procedures; and
         o any material issues raised by the most recent internal quality-control review, or peer review, of the auditing firm or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues.

In addition, the committee's annual review of the independent auditors' qualifications must also include the review and evaluation of the lead partner of the independent auditors for the company's account, and evaluation of such other matters as the committee may consider relevant to the engagement of the auditors, including views of company management and internal finance employees, and whether the lead partner or auditing firm itself should be rotated.

POLICY ON HIRING EMPLOYEES OF THE AUDITORS. The committee will from time to time establish hiring policies that will govern the company's hiring of employees or former employees of the independent auditors, taking into account possible pressures on the auditors' personnel who might seek a position with the company, and report these policies to the full board.

ANNUAL FINANCIAL REPORTING

As often and to the extent the committee deems necessary or appropriate, but at least annually in connection with the audit of each fiscal year's financial statements, the committee will:

1. DISCUSS FINANCIAL STATEMENTS AND INTERNAL CONTROL REPORTS WITH MANAGEMENT. Meet to review and discuss with appropriate members of management, the independent auditors, and, if appropriate, internal auditors:

         o    the audited financial statements;
         o    related accounting and auditing principles and practices; and
         o management's assessment of internal control over financial reporting and the related report and attestation on internal control over financial reporting to be included in the company's annual report on Form 10-K (as and when these reports are required under SEC rules).

2. CRITICAL ACCOUNTING POLICY REPORT. Timely request and receive from the independent auditors (before the filing of any audit report) the report or update required pursuant to applicable SEC rules, concerning:

         o    all critical accounting policies and practices to be used;
         o all alternative treatments within generally accepted accounting principles for policies and practices relating to material items that have been discussed with company management, including ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the independent auditors; and
         o other material written communications between the independent auditors and company management, such as any management letter or schedule of unadjusted differences.

3. SAS 61 REVIEW. Discuss with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, including such matters as:

         o the quality and acceptability of the accounting principles applied in the financial statements;
         o new or changed accounting policies, the effect of regulatory and accounting initiatives, and significant estimates, judgments, uncertainties or unusual transactions;
         o the selection, application and effects of critical accounting policies and estimates applied by the company;
         o issues raised by any "management" or "internal control" letter from the auditors, problems or difficulties encountered in the audit (including any restrictions on the scope of the work or on access to requested information) and management's response to such problems or difficulties, significant disagreements with management, or other significant aspects of the audit; and

         o any off-balance sheet transactions, and relationships with any unconsolidated entities or any other persons, which may have a material current or future effect on the financial condition or results of the company and are required to be reported under SEC rules.

4. MD&A. Review and discuss with appropriate members of management and the independent auditors the specific intended disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations" to be included in the company's annual report on Form 10-K.

5. ISB 1 DISCLOSURE. Receive from the independent auditors a formal written statement of all relationships between the auditors and the company consistent with Independence Standards Board Standard No. 1.

6. AUDITOR INDEPENDENCE. Actively discuss with the independent auditors any disclosed relationships or services that may impact their objectivity and independence, and take any other appropriate action to oversee their independence.

7. MATERIAL ISSUES. To the extent the committee deems necessary or appropriate, discuss with the independent auditors material issues on which the company's audit team consulted the independent auditors' national office.

8. RECOMMEND FILING OF AUDITED FINANCIAL STATEMENTS. Recommend to the board whether the company's annual report on Form 10-K to be filed with the SEC should include the audited financial statements.

QUARTERLY FINANCIAL REPORTING

The committee's quarterly review will normally include:

1. QUARTERLY REVIEW. Meet to review and discuss the quarterly financial statements of the company and the results of the independent auditors' review of these financial statements with appropriate members of management and the independent auditors.

2. DISCUSSION OF SIGNIFICANT MATTERS WITH MANAGEMENT. Review and discuss with company management and, if appropriate, the independent auditors, significant matters relating to:

         o the quality and acceptability of the accounting principles applied in the financial statements;
         o new or changed accounting policies, and significant estimates, judgments, uncertainties or unusual transactions;
         o the selection, application and effects of critical accounting policies and estimates applied by the company; and
         o any off-balance sheet transactions and relationships with any unconsolidated entities or any other persons that may have a material current or future effect on the financial condition or results of the company and are required to be reported under SEC rules.

3. MD&A. Review and discuss with appropriate members of management and the independent auditors the specific intended disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations" to be included in the company's quarterly report on Form 10-Q.

OTHER FUNCTIONS

ANNUAL REVIEW OF THIS CHARTER. The committee will review and assess the adequacy of this charter annually and recommend any proposed changes to the full board.

ANNUAL REVIEW OF PERFORMANCE. The committee will evaluate its performance as the audit committee on an annual basis.

EARNINGS RELEASES AND OTHER FINANCIAL GUIDANCE. The committee will discuss with management earnings press releases and other published financial information or guidance provided to analysts and rating agencies. This may be conducted generally as to types of information and presentations, and need not include advance review of each release, other information or guidance.

COMPLIANCE. The committee, to the extent it deems necessary or appropriate, will periodically review with management the company's disclosure controls and procedures, internal control over financial reporting and systems and procedures to promote compliance with laws.

RISK ASSESSMENT. The committee will periodically:

         o inquire of management, the members of the internal audit department and the independent auditors about the company's major financial risks or exposures;
         o discuss the steps management has taken to monitor and control such exposures; and
         o discuss guidelines and policies with respect to risk assessment and risk management.

CONDUCT CODES. The committee will conduct any activities relating to the company's code(s) of conduct and ethics as may be delegated from time to time to the committee by the board.

COMPLAINTS AND ANONYMOUS SUBMISSIONS. The committee will establish and maintain procedures for:

         o the receipt, retention and treatment of complaints received by the company regarding accounting, internal accounting controls or auditing matters; and
         o the confidential, anonymous submission by employees of the company of concerns regarding questionable accounting or auditing matters.

If the committee or the board so determines, the submission procedures may also include a method for interested parties to communicate directly with the board's presiding director or with the non-management directors as a group.

INTERNAL AUDIT. The committee will monitor that the company maintains an internal audit function (which may be outsourced to a firm other than the company's independent auditors). The committee will oversee the internal auditors (or other personnel responsible for the internal audit function), who will report directly to the committee.

RELATED PARTY TRANSACTIONS. It is the company's policy that the company will not enter into transactions required to be disclosed under item 404 of the SEC's Regulation S-K unless the committee or another independent body of the board first reviews and approves the transactions.

INTERNAL CONTROL OVER FINANCIAL REPORTING. The committee will periodically discuss and review, as appropriate, with the internal auditor, management and the independent auditors:

         o the design and effectiveness of the company's internal control over financial reporting; and
         o any significant deficiencies or material weaknesses in that internal control, any change that has materially affected or is reasonably likely to materially affect that internal control (including special steps adopted in light of such a deficiency or weakness), and any fraud (whether or not material) that involves management or other employees who have a significant role in that internal control, that have been reported to the committee.

REPORTS FROM LEGAL COUNSEL. The committee will review and take appropriate action with respect to any reports to the committee from legal counsel for the company concerning any material violation of securities law or breach of fiduciary duty or similar violation by the company, its subsidiaries or any person acting on their behalf.

OTHER REVIEWS AND FUNCTIONS. The committee, as it may consider appropriate, may consider and review with the full board of directors, company management, internal or outside legal counsel, the independent auditors or any other appropriate person any other topics relating to the purposes of the committee that may come to the committee's attention. The committee may perform any other activities consistent with this charter, the company's corporate governance documents and applicable listing standards, laws and regulations as the committee or the board of directors considers appropriate.

MEETINGS, REPORTS AND RESOURCES

MEETINGS. The committee will meet as often as it determines is necessary, but not less than quarterly. The committee may also act by unanimous written consent in lieu of a meeting. The committee will meet separately and periodically with management (including the chief financial officer and chief accounting officer), internal auditors (or other personnel responsible for the internal audit function) and independent auditors. To the extent the committee deems necessary or appropriate, it will also discuss with the company's general counsel any legal matters that may materially impact the company's financial statements, internal control over financial reporting or compliance policies. In addition, the committee may meet from time to time with any other persons, as it deems necessary or appropriate.

PROCEDURES. The committee may establish its own procedures, including the formation and delegation of authority to subcommittees, in a manner not inconsistent with this charter, the bylaws or the listing standards and SEC rules. The chairperson or a majority of the committee members may call meetings of the committee. A majority of the authorized number of committee members constitutes a quorum for the transaction of committee business, and the vote of a majority of the committee members present at a meeting at which a quorum is present will be the act of the committee, unless in either case a greater number is required by this charter, the bylaws or the listing standards. The committee will keep written minutes of its meetings and deliver copies of the minutes to the corporate secretary for inclusion in the corporate records.

REPORTS. The committee will timely prepare the audit committee report required to be included in the company's annual meeting proxy statement, and report to the board on the other matters relating to the committee or its purposes, as required by the listing standards or SEC rules. The committee will also report to the board annually the overall results of its annual review of the independent auditors' qualifications, performance and independence and the annual review by the committee of its own performance. The committee also will report to the board on the major items covered by the committee at each committee meeting, and provide additional reports to the board as the committee may determine to be appropriate, including review with the full board of any issues that arise from time to time with respect to the quality or integrity of the company's financial statements, the company's compliance with legal or regulatory requirements, the performance and independence of the independent auditors or the performance of the internal audit function.

COMMITTEE ACCESS AND INVESTIGATIONS. The committee is at all times authorized to have direct, independent and confidential access to the independent auditors and to the company's other directors, management and personnel to carry out the committee's purposes. The committee is authorized to conduct or authorize investigations into any matters relating to the purposes, duties or responsibilities of the committee.

COMMITTEE ADVISERS AND FUNDING. As the committee deems necessary to carry out its duties, it is authorized to select, engage (including approval of the fees and terms of engagement), oversee, terminate and obtain advice and assistance from outside legal, accounting or other advisers or consultants. The company will provide for appropriate funding, as determined by the committee, for payment of:

         o compensation to the independent auditors for their audit and audit-related, review and attest services;
         o    compensation to any advisers engaged by the committee; and
         o ordinary administrative expenses of the committee that are necessary or appropriate in carrying out its duties.

                                   APPENDIX C

                     AMERICAN ORIENTAL BIOENGINEERING, INC.

                       2006 EQUITY INCENTIVE PLAN ("PLAN")

SECTION 1.        PLAN; DEFINITIONS

(a) Purpose of the Plan. The purpose of this Plan is to attract and retain qualified individuals for positions of substantial responsibility with the Company and to provide incentives to such individuals to promote the success of the Company's business.

(b) Term of the Plan. The Plan shall become effective as of ___________, 2006 ("EFFECTIVE DATE"), subject to approval by the shareholders of the Company (with respect to Incentive Stock Options, subject to approval or ratification by the shareholders of the Company within 12 months before or after the date the Plan is adopted by the Company), and shall continue in effect until terminated under
Section 7 hereof.

(c) Types of Grants. Grants under the Plan may be Incentive Stock Options, Nonqualified Stock Options or Stock Awards, at the discretion of the Board, and are made only pursuant to a Grant Agreement.

(d) Definitions. The following capitalized terms herein shall have meanings as defined below:

(1) "BOARD" means the Board of Directors of the Company, and/or the Committee if appointed, as applicable. (1)

(2) "CODE" means the Internal Revenue Code of 1986, as amended, and related rules, regulations and interpretations.

(3) "COMPANY" means American Oriental Bioengineering, Inc. and/or any of its Parent or Subsidiary companies, to the extent such companies may participate and as the context may require.

(4) "COMMITTEE" means the Compensation Committee appointed by the Board, comprising of directors of the Board. To the extent the Board reserves authority to itself with respect to certain powers under the Plan, references to Committee shall be construed to mean the Board.

(5) "CONSULTANT" means any natural person, except an Employee, engaged by the Company, to render personal services to such entity, which services are not in connection with the offer or sale of securities in a capital-raising transaction, and do not directly or indirectly promote or maintain a market for the Company's securities, including advisors and non-Employee directors.

(6) "CONTINUED STATUS AS A PARTICIPANT" means the absence of any interruption, expiration or termination of service of employment or consulting relationship of a Participant with the Company or the occurrence of any termination event as set forth in the Grant Agreement. Subject to compliance in the case of Incentive Stock Options with Section 422 of the Code, continued Status as a Participant shall not be considered interrupted by a leave of absence if such leave is allowed by the Company's policies, authorized in writing in advance by the Company, pursuant to applicable law or contract, or the Board otherwise so provides. The Company's determination shall be conclusive.

(7) "CONTROL SHARE" means any Share within the meaning of "control securities" as defined in Rule 405 (Reg. ss.230.450).

(8) "COVERED EMPLOYEE" means an employee who is a "covered employee" within the meaning of Section 162(m)(3) of the Code.

(9) "EMPLOYEE" means any person, including an officer and director, who is employed full-time or part-time by the Company, and is on the payroll of the Company. For purposes of the Plan, Employee includes persons to whom an offer of employment as an Employee has been extended.

(10) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

(11) "FAIR MARKET VALUE" means as of any date, the fair market value determined consistent with the requirements of Sections 422 and 409A of the Code. If the common share of the Company is listed on any established stock exchange or a national market system, its Fair Market Value shall mean the closing price per common share of the Company as reported on the National Association of Securities Dealers Automated Quotation National Market System, or other primary trading market for the Company's common shares for the last market trading day or trading period prior to the time of determination. In the absence of an established market for the common share of the Company, the Fair Market Value thereof shall be determined in good faith by the Board in accordance with applicable laws.

------------------

         (1) Subject to independent director requirements under applicable law or the rules of applicable security exchanges.

(12) "GRANT" means a grant of Shares or of a right to purchase Shares pursuant to the Plan.

(13) "GRANT AGREEMENT" means a written agreement between the Company and a Recipient setting forth the terms of a Grant.

(14) "INCENTIVE STOCK OPTION" means any Option designated and qualified as an "incentive stock option" as defined in Section 422 of the Code.

(15) "NON-QUALIFIED STOCK OPTION" means any Option not intended to qualify as an Incentive Stock Option.

(16) "PARENT" means any corporation or other entity (other than the Company) in any unbroken chain of corporations or other entities ending with the Company, if each of the corporations or entities, other than the Company, owns stock or other interests possessing 50 percent or more of the economic interest or the total combined voting power of all classes of stock or other interests in one of the other corporations or entities in the chain. If the inclusion of a Parent herein, now or hereafter, is determined to be improper in respect to the Code or other laws in respect to the Plan or any component of the Plan, the Plan shall be interpreted so as to cure such.

(17) "PARTICIPANT" means an Employee or Consultant who is eligible to participate in the Plan.

(18) "PERFORMANCE-BASED AWARD" means Grants qualified as "applicable employee remuneration" within the meaning of Section 162(m) of the Code.

(19) "PERFORMANCE CYCLE" means one or more periods of time, which may be of varying and overlapping durations, as the Board may select, over which the attainment of one or more performance criteria will be measured for the purpose of determining a Participant's right to payment of performance-based compensation within the meaning of Section 162(m) of the Code.

(20) "RESTRICTED SHARE" means any Share within the meaning of "restricted securities" as defined in Rule 144(a)(3) (Reg. ss.230.144(a)(3)).(2)

(21) "RECIPIENT" means a person who receives one or more Grants under this Plan.

(22) "STOCK OPTION" OR "OPTION" means the right to purchase a given number of Shares at a given price within a specified period of time under a Grant, in the form of Incentive Stock Options or Non-Qualified Stock Options.

(23) "SUBSIDIARY" means any corporation or other entity (other than the Company) in any unbroken chain of corporations or other entities beginning with the Company, if each of the corporations or entities, other than the last corporation or entity in the unbroken chain, owns stock or other interests possessing 50 percent or more of the economic interest or the total combined voting power of all classes of stock or other interests in one of the other corporations or entities in the chain. If the inclusion of a Subsidiary herein, now or hereafter, is determined to be improper in respect to the Code or other laws in respect to the Plan or any component of the Plan, the Plan shall be interpreted so as to cure such.

(24) "SECURITIES ACT" means the Securities Act of 1933, as amended.

(25) "SHARE" means one common share of the Company granted under a Grant or one common share of the Company underlying a Stock Option, subject to adjustment in accordance with the terms of the Plan.

(26) "STOCK AWARD" means a grant of Shares under the Plan.

SECTION 2. ADMINISTRATION OF PLAN; BOARD AUTHORITY TO SELECT PARTICIPANTS AND DETERMINE GRANTS

(a) Administration of Plan. The Plan shall be administered by the Committee under the direction of the Board.

(b) Powers of Board. The Board shall have the power and authority to issue Grants consistent with the terms of the Plan and subject to compliance with applicable laws, including the power and authority:(3)

------------------

         (2) Contractual restrictions as set by the Company may also apply to any Restricted Shares, Control Shares or any other Shares as defined herein.

(1) to grant or not to grant the Incentive Stock Options, Non-Qualified Stock Options, Stock Awards or any combination of the foregoing;

(2) to select the Participants to whom Grants may from time to time be granted;

(3) to determine the time of a Grant;

(4) to determine the number of shares to be represented by a Grant;

(5) to determine and modify, from time to time, the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of a Grant, which terms and conditions may differ among individual Recipients and Participants, and to approve the form of written instruments evidencing a Grant;

(6) to accelerate or defer the vesting, exercise or expiration date of all or any portion of a Grant subject to compliance with Code Section 409A and applicable laws;

(7) to determine at any time whether, to what extent, and under what circumstances distribution or the receipt of Shares and other amounts payable with respect to a Grant shall be deferred subject to compliance with Code
Section 409A and applicable laws, and whether and to what extent the Company shall pay or credit amounts constituting interest (at rates determined by the Board) or dividends or deemed dividends on such deferrals; and

(8) at any time to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Grant (including Grant Agreement and other related written instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan

(c) Effect of Board's Decision. All decisions, determinations and interpretations of the Board shall be final and binding on all Participants and Recipients.

(d) Time of Grant. A notice of grant shall be given to each Recipient which shall specify the date of Grant. Anything to the contrary notwithstanding, the date of Grant under the Plan shall, for all purposes, be the date on which the Company completes the corporate action relating to such Grant and all conditions thereto have been satisfied, provided that conditions to the Grant, exercise or vesting of a Grant shall not defer the date of Grant.

(e) Eligibility of Plan. Participants of the Plan must be either Employees or Consultants.

(f) The term of each Grant shall be no more than ten (10) years from the date of grant.

(g) No Grant may be repriced, replaced, regranted through cancellation, or modified without approval of the Board (except in connection with an adjustment pursuant to Section 3(b) hereof).

SECTION 3.        STOCK ISSUABLE UNDER THE PLAN; MERGERS; SUBSTITUTION

(a) Shares Subject to the Plan. The maximum aggregate number of Shares reserved and available under the Plan shall be 5,000,000 shares of common stock of the Company, subject to adjustment as provided in Section 3(b). For purposes of this limitation, the Shares underlying any Grant which are forfeited, canceled, reacquired by the Company, satisfied without the issuance of Shares, or no longer exercisable, shall be added back to the Shares available for future Grants under the Plan. Subject to such overall limitation, Shares may be issued up to such maximum number pursuant to any type or types of Grant. The Shares available for Grant under the Plan may also be authorized but unissued, or Shares repurchased by the Company and held in its treasury.

(b) Adjustments to Shares. Subject to Section 3(c) hereof, if, as a result of any reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar change in the Company's capital stock, the outstanding shares are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or additional shares or new or different shares or other securities of the Company

------------------
(CONTINUED FROM PREVIOUS PAGE)

         (3) In respect to Incentive Stock Options, all such authority shall be in accordance with applicable law, rules and regulations pertaining to Incentive Stock Option.

or other non-cash assets are distributed with respect to such shares or other securities, the Board shall make proportionate adjustments in: (i) the maximum number of shares reserved for issuance under the Plan, (ii) the number and kind of shares or other securities subject to any then outstanding Grants under the Plan, and (iii) the price and/or exchange price per share covered by each outstanding Grant under the Plan, without changing the aggregate exercise price (i.e., the price per share multiplied by the number of shares) outstanding under the Plan. The adjustment by the Board shall be final, binding and conclusive. No fractional shares shall be issued under the Plan resulting from any such adjustment. The Board in its discretion may elect to round the fractional shares to the closest whole share or to make cash payment in lieu of fractional shares.

(c) Dissolution, Merger and Other Sale Events. In the case of: (i) the dissolution or liquidation of the Company, (ii) the sale of all or substantially all of the assets of the Company on a consolidated basis to an unrelated person or entity, (iii) a merger of the Company with or into an unrelated entity, (iv) the sale of all of the Stock of the Company to an unrelated person or entity, or
(v) any other transaction in which the owners of the Company's outstanding voting power prior to such transaction do not own at least a majority of the outstanding voting power of the relevant entity after the transaction, in each case ("SALE EVENT"), regardless of the form thereof and except as otherwise provided by the Board; the Plan and the Grants issued hereunder shall terminate at the option of the Company as of a date immediately prior to the consummation of such Sale Event, as fixed by the Board; unless provision is made in connection with such transaction, in the sole discretion of the parties thereto, for the assumption of Grants theretofore issued, or the substitution for such Grants of new Grants of the successor entity or a parent entity or subsidiary entity thereof, with such adjustment as to the number and kind of shares and the per share exercise prices, as such parties shall agree in writing. In the event of such termination, the Board may, in its sole discretion, declare any outstanding Grant exercisable, in full or in part, as of the date of termination, including the Grant which would not otherwise be exercisable, within a period of at least 15 days prior to the date of such termination.

(d) Substitution and Assumption. The Board shall have the right to substitute or assume Grants in connection with mergers, reorganizations, separations, or other transactions to which Section 424(a) of the Code applies, provided such substitutions and assumptions are permitted by applicable law, including but not limited to, Sections 424 and 409A of the Code and the regulations promulgated thereunder. Any Grants substituted or assumed under the Plan shall not count against the Share limitation set forth in Section 3(a).

(e) Change in Accounting Rules. The Board may also adjust the number of shares subject to outstanding Grants and the exercise price and the terms of outstanding Grants to take into consideration material changes in accounting practices or principles, extraordinary dividends, acquisitions or dispositions of stock or property or any other event if it is determined by the Board that such adjustment is appropriate to avoid distortion in the operation of the Plan and such adjustment is in accordance with applicable law.


SECTION 4.        GRANTS

(a) Grant Agreement. The Board may grant, at a fixed exercise price, any number of Shares subject to such restrictions and conditions as the Board may determine at the time of grant, as set forth in a Grant Agreement pursuant to the Plan, which terms and conditions may include, but not limited to, vesting period and conditions, number of Shares to be received or purchased, price to be paid and/or the time within which the Recipient must accept the offer, as applicable. The Grant Agreement is effective upon execution thereof by the Recipient in the manner determined by the Board.

(b) Vesting of Grants. The Board at the time of grant shall specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which Grants shall become vested, subject to such further rights of the Company consistent with the Plan.

(c) Elections to Receive Grants in Lieu of Compensation. Upon the request of a Recipient and with the written consent of the Board, a Recipient of a Grant may, pursuant to an advance written election delivered to the Company no later than the date specified by the Board and in compliance with Code Section 409A and applicable authorities, receive a portion of the cash compensation otherwise due to such Recipient, in the form of Shares subject to the Grant Agreement, either currently or on a deferred basis.

(d) Performance-Based Award. Notwithstanding anything to the contrary contained herein, if any Grant granted to a Covered Employee is intended to qualify as a "Performance-Based Award", such Grant shall comply with the provisions set forth below:

(1) Performance Criteria. With respect to each Performance-Based Award granted to a Covered Employee, the Board shall select, within the first 90 days of a Performance Cycle (or, if shorter, within the maximum period allowed under Section 162(m) of the Code) the performance criteria for such Grant, and the achievement targets with respect to each performance criterion (including a threshold level of performance below which no Grant will be given with respect to such Award). Each Performance-Based Award will specify the formula for determining the number of Shares, upon achievement of the various applicable performance targets. The performance criteria used in Performance-Based Awards may include any or all of the following: (i) the Company's return on equity, assets, capital or investment, (ii) pre-tax or after-tax profit levels of the Company or any Subsidiary, a division, an operating unit or a business segment of the Company, or any combination of the foregoing; (iii) cash flow, funds from operations or similar measure; (iv) total shareholder return; (v) changes in the market price of the shares of the Company; (vi) sales or market share; or (vii) earnings per share. The performance criteria established by the Board may be (but need not be) different for each Performance Cycle and different goals may be applicable to Performance-Based Awards to different Covered Employees.

(2) Shares Granted under Performance-Based Awards. Following the completion of a Performance Cycle, the Board shall meet to review and certify in writing whether, and to what extent, the performance criteria for the Performance Cycle have been achieved and, if so, to also calculate and certify in writing the number of Shares of the Performance-Based Awards earned for the Performance Cycle. In doing so, the Board may reduce or eliminate the number of the Shares if, in its sole judgment, such reduction or elimination is appropriate. In measurement of the extent of the achievement of the performance criteria, the Board may include or exclude unusual items that could affect the measurement, such as extraordinary or unusual and nonrecurring gains or losses, litigation or claim judgments or settlements, material changes in tax laws, acquisitions or divestitures, the cumulative effect of accounting changes, asset write-downs, restructuring charges, or the results of discontinued operations.

(e) Stock Options.

(1) Type of Options. Options granted under the Plan may be either Incentive Stock Options or Non-Qualified Stock Options. Incentive Stock Options may be granted only to Employees. To the extent that any Option does not qualify as an Incentive Stock Option, it shall be deemed a Non-Qualified Stock Option.

(2) Exercise Price. The exercise price per share for the Shares covered by a Stock Option shall be determined by the Board at the time of Grant in accordance with applicable law, but shall not be less than 100 percent of the Fair Market Value on the date of grant to the extent subject to Sections 422 and 409A of the Code, as applicable. If an Employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10 percent of the combined voting power of all classes of stock of the Company, and an Incentive Stock Option is granted to such Employee, the exercise price per share for the Shares covered by such Incentive Stock Option shall be not less than 110 percent of the Fair Market Value per Share on the date of Grant.

(3) Option Term. The term of each Option shall be fixed by the Board, but no Incentive Stock Option shall be exercisable more than ten (10) years after the date the Grant. If an Employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10 percent of the combined voting power of all classes of stock of the Company, and an Incentive Stock Option is granted to such Employee, the term of such Option shall be no more than five (5) years from the date of Grant.

(4) Annual Limit on Incentive Stock Options. To the extent required for "incentive stock option" treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the Shares covered by the Incentive Stock Options under this Plan and any other plan of the Company become exercisable for the first time by a Recipient during any calendar year, shall not exceed $100,000. To the extent that any Option causes a Recipient to exceed this limit, it shall be deemed to be a Non-Qualified Stock Option.

(5) Number of Shares Underlying Incentive Stock Options. The maximum aggregate number of Shares underlying Incentive Stock Options may be issued under the Plan shall not exceed 1,000,000 Shares. The number of Shares underlying an Incentive Stock Option of a Recipient may not be adjusted, if the adjustment would constitute a modification, extension or renewal of the Option within the meaning of Section 424(h) of the Code, notwithstanding any other provisions of this Plan.

(6) Vesting, Exercise and Holding Period for Incentive Stock Options. The maximum vesting period of the Incentive Stock Option shall not exceed four (4) years. No sale or other disposition may be made of the Shares acquired through Incentive Stock Option within one (1) year after the transfer of such Shares to the Recipient, nor within two (2) years after the granting of such Incentive

Stock Option to the Recipient by the Company. Incentive Stock Option must be exercised within 3 months after termination of Employee status (or 12 months in the case of death or disability), but in no event later than the expiration date of such Incentive Stock Option. Incentive Stock Option is not transferable by the Recipient other than by will or the laws of descent and distribution, and is exercisable, during the lifetime of Recipient, only by the Recipient.


SECTION 5.        EXERCISE PRICE AND PAYMENT

(a) Exercise Price. The exercise price per Share under each Grant shall be such price as determined by the Board unless otherwise expressly provided herein.

(b) Payment. The consideration to be paid for the Shares to be issued upon exercise of a Grant under the Plan, including the method of payment, shall be determined by the Board at the time of Grant and may consist of cash, bank check, Shares of the Company subject to compliance with applicable law and regulations, or by delivering to the Company a promissory note (recourse or nonrecourse as acceptable to the Board) in the event the Board has expressly authorized the loan of funds to a Recipient for the purpose of enabling or assisting the Recipient to effect the exercise of a Grant and provided that at least so much of the exercise price as represents the promissory note shall be paid to the Company other than with a promissory note.

(c) Payment with Shares. If a Recipient is an officer or director of the Company within the meaning of Section 16 of the Exchange Act, the Company may, at its option, allow such Recipient to elect to pay all or part of the exercise price with shares which, as of the exercise date, the officer or director has owned for six (6) months or more if allowed by applicable law, rule or regulations, or pay in any other manner allowed by applicable law, rule or regulations. Shares so used shall be valued at their Fair Market Value on the exercise date.

SECTION 6.        EXERCISE OF GRANTS

(a) Procedure for Exercise. Any Grant issued hereunder shall be exercisable at such times and under such conditions, whether or not in installments, as determined by the Board at the time of Grant and consistent with the Plan. No Grant may be exercised for a fraction of a Share. Stock Options and Stock Awards granted in lieu of compensation shall be exercisable in full as of the Grant date. A Grant shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Grant Agreement by the Recipient, and full payment for the Shares with respect to which the Grant is exercised, if any, has been received by the Company. Exercise of a Grant in any manner and delivery of the Shares subject to such Grant shall result in a decrease in the number of Shares which thereafter may be available, both for the purposes of the Plan and for sale under the Grant, by the number of Shares as to which the Grant is exercised.

(b) Tax Withholding. Prior to issuance of the Shares, the Recipient shall satisfy any federal, state and local income and employment tax obligations applicable to each Grant upon exercise thereof, in a manner acceptable to Company. Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Recipient. The Company may, at its option, satisfy such withholding tax obligations by withholding Shares having a Fair Market Value equal to the amount required to be withheld on the exercise date; provided that, as to officers and directors of the Company, within the meaning of Section 16 of the Exchange Act, such Share withholding shall otherwise be made in compliance with Rule 16b-3 and other applicable regulations. For purposes of tax withholding, the valuation and assessment made by the Board shall be determinative.

(c) Rights as a Shareholder.

(1) Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the share certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder of the Company shall exist with respect to the Shares subject to the Grant, notwithstanding the exercise of the Grant.

(2) No certificates for Shares will be issued and delivered to a Recipient until the Company has completed all steps required by law to be taken in connection with the issuance and sale of the Shares, including, without limitation: (i) receipt of a representation from the Recipient at the time of exercise of the Grant, (ii) the proper identification on the Company's share transfer records the representations and restrictions of any Shares represented by such certificate, (iii) obtaining from the Recipient payment or provision for all withholding taxes due as a result of the exercise of the Grant, and (iv) the fulfillment of any other requirements contained in the Grant Agreement and under all relevant provisions of applicable law, including without limitation, the Securities Act, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

(3) Stock certificates issued to a Recipient under the Plan shall be deemed delivered for all purposes when the Company or a stock transfer agent of the Company, shall have mailed such certificates in the United States, addressed to the Recipient, at his/her last known address on file with the Company.

(4) Stock certificates issued to a Recipient under the Plan may require or permit the immediate payment, waiver, deferral or investment of dividends paid on the Shares.

(d) Restricted Shares and Control Shares. No Restricted Shares or Control Shares acquired under the Plan by the Recipients may be disposed of by the Recipients unless pursuant to the applicable federal, state or foreign securities laws relating to the sale of such Shares, or rules of applicable stock exchanges on which the Shares of the Company may be traded.

(e) Restrictions on Issue of Shares. Notwithstanding anything to the contrary herein, the Company may delay the issuance of Shares covered by any Grant and the delivery of a certificate for such Shares until one of the following conditions shall be satisfied:

(1) The Shares to be issued in connection with the exercise of a Grant are effectively registered, at the time of the issue of such Shares by the Company, under applicable securities laws now in force or hereafter amended; or

(2) Counsel for the Company shall have given an opinion, which opinion shall not be unreasonably conditioned or withheld, that such Shares are exempt from registration under applicable securities laws now in force or hereafter amended.

(f) Acquire for Investment. Unless the Shares to be issued in connection with the exercise of a Grant under the Plan have been effectively registered under the Securities Act as now in force or hereafter amended, the Company shall be under no obligation to issue any Shares covered by any Grant, unless the person or persons to whom the Shares are to be issued, in whole or in part, shall give a written representation and undertaking satisfactory in form and scope to the Company, and upon which the Company may reasonably rely, that he or she is acquiring the Shares for his or her own account as an investment and not with a view to, or for sale in connection with, the distribution of any such Shares, and that he or she will make no transfer of the same except in compliance with any rules and regulations in force at the time of such transfer under the Securities Act, or any other applicable law, and that if Shares are issued or transferred without such registration a legend to this effect may be placed upon the certificates representing the Shares.

(g) Company Right to Repurchase. The Grant Agreement may provide for repurchase of the Shares held by Recipient vested and purchased under the Plan upon the Recipient ceasing to be a Participant, or upon such other event or events as may be stated in the Grant Agreement, pursuant to which the Company or its assigns shall have the right, but not obligation, to repurchase some or all of such, at the original price per share paid by the Recipient. Unless the Board shall otherwise determine, certificates evidencing such shall remain in the possession of the Company and shall not be disposable by the Recipient, and the Recipient shall be required, as a condition of the Grant, to deliver to the Company a stock power endorsed in blank.


SECTION 7.        AMENDMENTS AND TERMINATION

(a) Board's Right to Terminate the Plan. The Board may, from time to time, amend or terminate the Plan in such respects as the Board may deem advisable, or cancel any outstanding Grant, or provide substitute Grants at the same or reduced exercise price or with no exercise price in a manner not inconsistent with the terms of the Plan, for the purpose of satisfying changes in law or for any other lawful purpose. Nothing in this Section 7 shall limit the Board's or Board's authority to take any action permitted pursuant to Section 3(c) hereof.

(b) Termination of Participant Status. Except as may otherwise be provided in the Plan (e.g. Section 3(b) hereof) or by the Board, whether in the Grant Agreement or in a separate writing after the Grant is granted subject to compliance with applicable law, including but not limited to, Sections 422 and 409A of the Code, and unless otherwise determined by the Board, in the event of termination of a Recipient's Continuous Status as a Participant, such Recipient may exercise his/her rights under any outstanding Grant to the extent vested on the date of termination within three (3) months from the date of termination of the Recipient's Continuous Status as a Participant, or such shorter time as is specified in the Grant Agreement, but in no event later than the date of expiration of such Grant as set forth in the Grant Agreement. To the extent that such outstanding Grants is not vested on the date of termination, or the Recipient fails to exercise such rights in accordance with his/her Grant Agreement, the Grant shall terminate.

(c) Termination Due to Death or Disability. Notwithstanding the forgoing, except as may otherwise be provided by the Board, whether in the Grant Agreement or in a separate writing after the Grant is granted, and unless otherwise determined by the Board, in the event of termination of a Recipient's Continuous Status as a Participant as a result of death or disability (as defined in Section 22(e)(3)) of the Code), any rights outstanding under the Grant shall become exercisable and may thereafter be exercised by the Recipient, the Recipient's estate, legal representative or legatee, to the extent that such rights would have become exercisable had the Recipient remained in Continuous Status as a Participant for a period of the earlier of: (a) 12 months from the date of such death or disability, or (b) the expiration date of the Grant. Provided, however:

(1) In the event of termination as a result of disability as defined above, Options that are vested pursuant to this Section 7(c) must be exercised within twelve (12) months from the date on which the Recipient ceased to perform services as a result of such disability, or such shorter time as is specified in the Grant Agreement, but in no event later than the date of expiration of the term of such Options as set forth in the Grant Agreement; and

(2) In the event of termination as a result of death, Options that are vested pursuant to this Section 7(c) must be exercised within twelve (12) months from the date of death; provided, however, if the Options have not expired but the Recipient's Continuous Status as a Participant terminated prior to the date of death, such Options may be exercised within twelve (12) months from the date of death, but only to the extent of the right to exercise that had vested at the date of termination of Recipient's Continuous Status as a Participant.

To the extent that a Grant is not vested after application of this section, or its Recipient fails to exercise such rights in accordance herewith, the Grant shall terminate.

(d) Participants in Foreign Countries. The Board shall have the authority to adopt such modifications, procedures, and sub-plans as may be necessary or desirable to comply with provisions of the laws of foreign countries in which the Company may operate to assure the viability of the benefits granted to Participants performing services in such countries and to meet the objectives of the Plan.

(e) Shareholder Approval. If and to the extent determined by the Board to be required under applicable law, including but not limited to, Sections 422 or 162(m) of the Code or to comply with the requirements any stock exchange or quotation system on which the Company stock is listed or quoted, or any other applicable laws, Plan amendments shall be subject to approval by the Company's stockholders who are eligible to vote at a meeting of stockholders.


SECTION 8.        NON-TRANSFERABILITY OF GRANTS

A Grant may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Recipient, only by the Recipient; provided that the Board may permit further transferability, on a general or specific basis, and may impose conditions and limitations on any permitted transferability as permitted under applicable law, rule or regulation.


SECTION 9.        RESERVATION OF SHARES

The Company, during the term of the Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirement of the Plan.


SECTION 10.       OTHER COMPENSATION ARRANGEMENTS; NO ENGAGEMENT RIGHTS

Nothing contained in this Plan shall prevent the Board from adopting other or additional arrangements, plans or agreements, including trusts, and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of this Plan and the issuance of Grants do not confer upon any person any right to continued engagement/employment with the Company.

SECTION 11.       GOVERNING LAW

This Plan and all Grants and actions taken thereunder shall be governed by the law of the State of Nevada, applied without regard to conflict of law principles.
SECTION 12. SAVINGS CLAUSE

In the event that any provision of this Plan is, in whole or in part, not in compliance with any valid and enforceable rule, regulation or law pertaining hereto, the Board may, at any time, without shareholder's or any Recipient's consent, amend the Plan nunc pro tunc and the Board may, at any time, without shareholder's or any Recipient's consent, amend any outstanding Grant nunc pro tunc, so as to render the Plan and/or Grant fully compliant; provided, however, that no such action shall adversely affect rights under any outstanding Incentive Stock Option Grant without the Recipient's written consent.

SECTION 13. STATUS OF PLAN
With respect to the portion of any Grant that is vested but has not been exercised or any required payments therefor not received by the Company, a Recipient shall have no rights greater than those of a general creditor of the Company unless the Board shall otherwise expressly determine in connection with any Grant.

                     AMERICAN ORIENTAL BIOENGINEERING, INC.

                            PROXY FOR ANNUAL MEETING

                         TO BE HELD ON NOVEMBER 21, 2006


         The undersigned stockholder of American Oriental Bioengineering, Inc., a Nevada corporation (the "COMPANY"), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement and hereby appoints Shujun Liu, Yanchun Li, Jun Min and Binsheng Li, or any of them, proxies and attorneys-in-fact, with full power to each of substitution and revocation, on behalf and in the name of the undersigned, to represent the undersigned at the 2006 Annual Meeting of Stockholders of the Company to be held at 6:00 a.m. (local time), at 485 Nan Zhi Road, Dao Wai District, Harbin, People's Republic of China, 150056, on November 21, 2006, or at any adjournment or postponemeNt thereof, and to vote, as designated below, all shares of common stock of the Company which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below.

      The Board of Directors recommends that you vote "FOR" each proposal.
      --------------------------------------------------------------------

1.
        Elect eight (8) Directors      1.   Shujun Liu             2.  Jun Min              3.  Yanchun Li
                                       4. Binsheng Li              5. Cosimo J. Patti       6.  Xianmin Wang
                                       7. Eileen Bridget Brody     8. Lawrence S. Wizel

        [ ]  FOR all nominees listed above   [ ]  WITHHOLD AUTHORITY to vote for
             (except those whose names or         all nominees listed above.
             numbers have been written
             on the line below).

             -----------------------------

2. PROPOSAL TO RATIFY THE APPOINTMENT OF WEINBERG & COMPANY, P.A. AS THE COMPANY'S INDEPENDENT AUDITORS.

        [ ]      FOR            [ ]      AGAINST               [ ]      ABSTAIN

3.      PROPOSAL TO APPROVE A NEW 2006 EQUITY INCENTIVE PLAN.

        [ ]      FOR            [ ]      AGAINST               [ ]      ABSTAIN

4. TO TRANSACT ANY OTHER BUSINESS AS MAY PROPERLY BE PRESENTED AT THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED "FOR" EACH PROPOSAL SPECIFICALLY IDENTIFIED ABOVE.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

DATE:  _____________, 2006
                                       -------------------------------------

                                       -------------------------------------

                                       PLEASE DATE AND SIGN ABOVE EXACTLY AS
                                       NAME APPEARS AT THE LEFT, INDICATING,
                                       WHERE PROPER, OFFICIAL POSITION OR
                                       REPRESENTATIVE CAPACITY. FOR STOCK HELD
                                       IN JOINT TENANCY, EACH JOINT OWNER SHOULD
                                       SIGN.